UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23410

FROST FAMILY OF FUNDS

(Exact name of registrant as specified in charter)

One Freedom Valley Drive

Oaks, PA 19456

(Address of Principal Executive Offices, Zip code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 1-877-713-7678

Date of fiscal year end: July 31, 2022

Date of reporting period: July 31, 2022

Item 1.     Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Frost
INVESTMENT ADVISORS

Frost Family of Funds

Annual Report

JULY 31, 2022

Investment Adviser:
Frost Investment Advisors, LLC

The Funds file their complete schedule of investments of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-PORT within sixty days after period end. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-71-FROST; and (ii) on the Commission’s website at http://www.sec.gov.

Dear Shareholders,

An enduring spike in inflation has incited a cycle of Federal Reserve interest rate hikes, creating a very challenging environment for investors in the past year. Publicly traded assets have revalued in the face of inflation, rising rates and the prospect of recession. The tremendous rally in both fixed income and equities rolling into the first quarter of 2022 is a distant memory, and markets have entered bear territory.

The U.S. economy experienced supply chain disruptions, while consumer demand for goods resulted from historic levels of monetary and fiscal stimulus. Suppliers had difficulty bringing products to market, either because they were dealing with lockdowns or the products were delayed in supply chain bottlenecks. Prices soared in this environment of plenty of money to spend but limited numbers of things to buy, bringing back memories of the late 1970s stagnating economy.

In an environment of shortages and rising prices, Russia’s invasion of Ukraine – also in February – exacerbated supply disruptions for a number of commodities. After years of growing reliant on Russia for cheap natural gas, the European Union suffered from sanctions and pipeline shutdowns, causing industrial production to idle amid a rush to fill gas storage in preparation for winter. Soaring inflation and tighter monetary policy has led to a consensus that a European recession is imminent.

Here in the U.S., soaring housing and goods prices galvanized the Federal Reserve into action, though it joined the fray a little late. In March the Fed raised rates 25 basis points, followed by 50 basis points in May, and 75 basis points in both June and July. Predictably, this brought the 40-year bull market for fixed-income securities to a screeching halt. This rapid policy constriction creates a faint hope for an engineered soft landing.

There were other unprecedented happenings during the year, but for purposes of this letter this recap will suffice. Once again, we’ve been blessed with an interesting year. In the most challenging of times, our teams have done well, holding their own against markets that have been decidedly more volatile than normal. Our equity and fixed-income teams have responded to the market tumult, adeptly navigating the sometimes rapidly changing landscape.

We are positioned well for the future. Our team is continuing to mature, and new talent continues to increase our skill set.

We are grateful for your continued support, and we look forward to what this coming year may offer.

Sincerely,

Mace. M. McCain

Past performance does not guarantee future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that Frost Investment Advisors, LLC will continue to waive fees. For performance data current to the most recent month end, please call

877.713.7678.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent an account’s entire portfolio and in the aggregate may represent only a small percentage of an account’s portfolio holdings.

Mutual fund investing involves risk including possible loss of principal. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. The primary risk of derivative instruments is that changes in the market value of securities held by the fund and of the derivative instruments relating to those securities may not be proportionate. Derivatives are also subject to illiquidity and counter party risk. Diversification does not protect against market loss.

The Bloomberg U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value

Frost Growth Equity Fund

Manager Commentary

It has been a volatile year for equity markets, with investors struggling to navigate inflation at multidecade highs and an increasingly hawkish Federal Reserve. Excessive monetary and fiscal policy helped the economy emerge from the pandemic relatively unscathed and fueled the largest two-year increase in household net worth on record, but it also contributed to the highest levels of inflation since the 1970s. The Russian invasion of Ukraine, a conflict now in its seventh month, has exacerbated inflation, most notably in agricultural and energy related commodities, while also significantly increasing recession risks in Europe. Lastly, while COVID-19 infection rates have receded around most of the world, rolling outbreaks and lockdowns in China have further weighed on global growth. Increasingly restrictive monetary policy coupled with decelerating economic growth is historically not a favorable combination for equity markets, and stocks have struggled this year as a result.

Top-performing sectors for the fiscal year ending July 31, 2022 were either commodity related (primarily energy) or defensive and countercyclical (consumer staples, utilities). Growth-oriented sectors such as communication services and consumer discretionary, which tend to be more sensitive to interest rates, were the biggest laggards. As a result, value stocks significantly outperformed growth stocks during the period.

For fiscal year 2022, the Frost Growth Equity Fund Institutional class posted a decline of 14.97%. The fund underperformed its benchmark, the Russell 1000 Growth Index, by 3.04%, but outperformed its large cap growth peer by a similar 3.31%. The Russell 1000 Growth Index is significantly more concentrated than the average large cap growth fund, and can sometimes experience large relative swings based on only a small number of (very large) stocks.

The relative underperformance was driven almost equally by sector weighting decisions and stock selection. The sector related headwinds were a result of the fund being underweight defensive sectors such as consumer staples that outperformed a turbulent market, as well as being overweight communication services, a sector that significantly underperformed the market over the last year.

Stock selection in the technology sector was the largest detractor to relative returns, driven by underperformance in holdings such as PayPal, Salesforce and Marvell Technology. PayPal is a near pure-play on e-commerce payments, and was thus a significant beneficiary of consumer behaviors during the pandemic. E-commerce trends softened as economies opened back up and consumer shopped in stores again, where PayPal does not have as much of a presence. This shift from online shopping back to brick-and-mortar stores has negatively impacted PayPal, and the company missed ambitious growth targets that the management team set at an analyst day during the pandemic. We think the issues are mostly cyclical, and growth at PayPal should reaccelerate as e-commerce growth picks up, but we are closely watching increased competition from Apple Pay and Shop Pay. Salesforce is extremely well-placed strategically, but investors have soured on the company’s acquisition strategy and lack of margin expansion. We would like to see management more focused on disciplined capital allocation and a better balance between revenue growth and margin expansion going forward. Lastly, Marvell Technology is a semiconductor company with exposure to attractive end markets such as data center and 5G wireless infrastructure. Management has set an ambitious multiyear revenue growth target of 15-20%, and the company is tracking well above that level in 2022. We view the near-term fundamentals and long-term outlook at Marvell as relatively solid, and we think the selloff in the stock is an opportunity for investors with a longer-term investment horizon.

On the positive side, the fund had excellent stock selection in the health care sector, driven in large part by some of our biopharma holdings such as Eli Lilly and Seagen. Eli Lilly has a strong base business in diabetes and oncology to go along with a very productive pipeline and research and development program. Seagen is an emerging biotechnology company that has been the recent subject of takeover rumors by Merck. We have no idea whether a deal eventually will happen between the two.

Looking forward, we are transitioning from one of the most monetarily and fiscally accommodative backdrops to one of the fastest tightening cycles in at least several decades. The Fed is raising interest rates aggressively, but such increases work with a significant lag, and that increases the risk of a policy mistake. Although inflation is problematic, there is a lot of tightening in the pipeline already from things like higher mortgage rates, energy prices and a strong dollar.

For now, until the economy accelerates or the Fed backs down from its hawkish rhetoric, we expect the equity market to trade somewhat defensively along with higher levels of volatility. Although markets are being driven by Fed policy and expectations around economic growth, we continue to identify innovative, competitively differentiated companies led by great management teams that are selling into attractive end markets. Ultimately, we believe the ability to sustain above average earnings and cash flow growth gets rewarded over the course of an economic cycle.

Frost Growth Equity Fund

	Growth of a $1,000,000 Investment
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Institutional Class Shares(2)	(14.97)%	12.76%	14.62%	14.48%	10.38%
Investor Class Shares(3)(4)	(15.24)%	12.47%	14.32%	14.18%	10.52%
S&P 500/Citigroup Growth Index	(9.13)%	15.78%	15.64%	15.52%	12.59%
Russell 1000 Growth Index	(11.93)%	16.05%	16.30%	15.95%	12.79%

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Frost Total Return Bond Fund

Fund Recap

•

The Bloomberg U.S. Aggregate Bond Index (the AGG) returned a negative 9.12% for the fiscal year ended July 31, 2022. The Frost Total Return Bond Fund returned a negative 3.30% (institutional share class) for the same period, bettering the benchmark by 5.87 percentage points.

•

For fiscal year 2022, the fund maintained its effective duration – a measure of interest rate risk – in a range of 3.25% to 4%, with the higher end of the range met early in year and declining toward the middle of the year as interest rates began to move higher.

•

With the benchmark’s average duration approximately 6.50%, the fund’s underweight duration allocation resulted in positive outperformance relative to the benchmark during the year. In fact, this characteristic was the most meaningful positive attribution factor for the fund compared to the benchmark in the year.

•	The fund was overweight the credit sectors (high yield, corporates, collateralized loan obligations and asset-backed securities) and underweight allocations to U.S. government bonds.

•

The allocation to credit resulted in slight underperformance relative to the benchmark as credit markets underperformed U.S. government sectors and overall market valuations across all of U.S. bonds declined.

•	The fund saw some outperformance due to individual security selection.

•

The fund held an average allocation of 6% to energy during the period. This resulted in positive relative performance, as several of the fund’s oil holdings saw significant outperformance. Relative to the benchmark, the fund was underweight the U.S. Treasury, corporate and RMBS sectors and overweight ABS, CMBS and CLOs.

Strategy

Looking forward, our one-year return outlook for the U.S. bond market is for returns of between 2.5% and 3%, which is low by a historical measure but meaningfully higher than our outlook one year ago. The income generated by the AGG’s coupon level is just below 3%. Our overall return projection for U.S. bonds is broadly equal to the market’s current level of income generation with little change in valuations due to market attributes such as movements in interest rates or changes in credit spreads. Our base projection is for U.S. Treasury yields to increase only marginally higher over the course of the next year.

We are underweight interest rate risk and have been for some time. We continue to feel that the reward for holding any elevated levels of rate risk is poor, and we expect to keep the fund’s effective duration meaningfully lower than that of the benchmark. We begin the year with a target effective duration of approximately 3.5% for the fund compared to 6.5% for the benchmark. Floating-rate coupon bonds remain a focus for the fund, with a targeted allocation of between 20-25%. This allocation supports our strategy to overweight the low-duration objectives of the fund. Having said this, we also acknowledge the rise in yields across the U.S. bond market in the previous two years has increased the relative valuation for bonds in our estimation. We additionally acknowledge the large global macro uncertainty present and believe there is a meaningful probability we will need to change the fund’s rate risk profile sometime over the coming year.

Regarding sector allocations, the fund began the new fiscal year underweight U.S. government securities, overweight the high-yield corporate sector, and overweight securitized sectors. The fund begins the year with the highest allocation to Treasury and the lowest allocation to high-yield bonds in several years. The fund’s largest sector allocations at the start of the year are Treasury (30%), collateralized loan obligations (18%), corporate bonds (17.8%), asset-backed securities (13%), commercial mortgage-backed securities (8%) and residential mortgage-backed securities (8%). The fund’s largest sector variances relative to the benchmark are in Treasury (30% vs. 40% for the benchmark), U.S. agency residential MBS (compared to 30%) and non-U.S. agency RMBS securitized products (31% in the fund verse 3% for the benchmark). We continue to see attractive relative valuations across the majority of the securitized sectors excluding U.S. agency RMBS and in selective high-yield corporates.

The fund begins the new fiscal year with a healthy 6% allocation to the energy industry across a variety of sub-industries. However, we are decreasing the fund’s focus in energy holdings due to increasingly higher valuations in the space.

The fund remains focused on generating above-average dividend income relative to its benchmark. We expect that individual security selection will continue to be the focus going forward, and we remain positioned to move the fund’s interest rate risk profile in either direction if needed to adjust to the currently wide dispersion of economic and interest rate possibilities.

Frost Total Return Bond Fund

	Growth of a $1,000,000 Investment
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Institutional Class Shares(2)	(3.30)%	1.30%	2.12%	3.14%	4.78%
Investor Class Shares(3)(4)	(3.55)%	1.08%	1.87%	2.88%	4.56%
A Class Shares(5)	(3.63)%	1.05%	1.81%	2.77%	4.43%
Bloomberg U.S. Aggregate Bond Index	(9.12)%	(0.21)%	1.28%	1.65%	3.15%

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares and A Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

(5)	A Class Shares commenced operations on June 1, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Bond Credit Quality as of July 31, 2022

Credit Rating(1)	Percentage of Total Investments

Treasury	34%

Agency	7%

AAA	14%

AA	10%

A	8%

BBB	13%

Below Investment Grade	13%

Cash	1%

(1) The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

Frost Credit Fund

Manager Commentary:

Fund Recap

•

The fund’s hybrid benchmark, split between the Bloomberg U.S. Credit Index and the Bloomberg U.S. Corporate High Yield Index, returned negative 10.07% for the year. The fund returned negative 6.05% over the same period.

•

The fund was underweight interest rate risk throughout the year. Overall interest rate increases resulted in approximately 400 basis points of outperformance relative to the benchmark. The fund’s defensive duration profile explained the fund’s outperformance as the yield on the five-year maturity Treasury note rose from 0.70% to over 2.50%.

•	The fund’s effective duration stayed between 2.50% and 3.10%, with the high end of the range occurring approximately in the middle of year. The effective duration of the benchmark averaged over 5.75%.

•	The fund was overweight the ABS, CMBS and CLO sectors and underweight the investment grade and high-yield corporate sectors, resulting in sizable outperformance relative to the benchmark

•	The fund was slightly underweight credit risk, resulting in slight outperformance relative to the benchmark.

•	The fund lost approximately 50 basis points of relative performance to the benchmark due to individual security selection.

Strategy

Our one-year outlook for the U.S. bond market is for returns between 2.5 and 3%, which is low by a historical measure but meaningfully higher than our outlook one year ago. The income generated by the AGG’s coupon level is just below 3%. Our overall return projection for U.S. bonds is broadly equal to the market’s current level of income generation with little change in valuations due to market attributes such as movements in interest rates or changes in credit spreads. Our base projection is for Treasury yields to increase only marginally higher over the course of the next year.

We are underweight interest rate risk and we have been for some time. We continue to feel that the reward for holding elevated rate risk is poor, and we expect to keep the fund’s effective duration meaningfully lower than that of the benchmark. We begin the year with a target effective duration of approximately 2.75% for the fund compared to 5.50% for the benchmark. Floating-rate coupon bonds remain a focus for the fund, with a targeted allocation of between 20-25%. This allocation supports our strategy to overweight the low-duration objectives of the fund. We acknowledge the rise in yields across the U.S. bond market in the previous two years has increased the relative valuation for bonds, and global uncertainty means we may need to change the fund’s rate risk profile sometime over the coming year.

Our projection includes an assumption that credit markets will deliver mixed performance relative U.S. government sectors. We expect sectors like ABS and high-yield corporate to outperform slightly, but investment-grade corporates and intermediate high-yield are likely to underperform. The fund starts the fiscal year underweight overall credit risk exposure and waiting for opportunities to appear. The fund has a 53% allocation to investment grade category, 38% in below-investment-grade, and the remainder in cash and unrated securities across the credit spectrum.

Frost Credit Fund

	Growth of a $1,000,000 Investment
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Institutional Class Shares(2)	(6.05)%	2.04%	2.99%	3.90%
Investor Class Shares(2)(3)	(6.19)%	1.79%	2.73%	3.64%
A Class Shares(4)	(6.30)%	1.76%	2.66%	3.53%
50/50 Hybrid of the Following Indices	(10.07)%	0.93%	2.42%	3.50%
Bloomberg U.S. Credit Index	(12.15)%	(0.18)%	1.70%	2.37%
Bloomberg U.S. Corporate High Yield Bond Index	(8.02)%	1.95%	3.06%	4.57%

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares and A Class Shares would be lower due to differences in fee structures.

(2)	Both Institutional Class Shares and Investor Class Shares commenced operations on December 3, 2012.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	A Class Shares commenced operations on June 1, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Bond Credit Quality as of July 31, 2022

Credit Rating(1)	Percentage of Total Investments

Agency	4%

AAA	2%

AA	7%

A	21%

BBB	27%

Below Investment Grade	39%

(1) The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category

Frost Low Duration Bond Fund

Manager Commentary:

Fund Recap

•

The Bloomberg U.S. Government Credit 1 to 5 Year Bond Index returned a negative 4.64% during the year ending July 31, 2022. The Frost Low Duration Bond Fund (Institutional share class) returned negative 4.49% over the same period.

•	The fund maintained an underweight allocation to interest rate risk, with an effective duration profile of between 1.90% and 2.30%.

•

Short-term interest rates throughout the year increased materially as the Federal Reserve pivoted to a more restrictive monetary policy. The fund’s duration profile had a positive attribution effect of approximately 1% relative to its benchmark over the year. This was by far the leading attribution characteristic explaining the fund’s outperformance relative to the benchmark during the year.

•	The fund underperformed somewhat during the year with individual security selection, partially offsetting the positive interest rate benefit.

Strategy

The fund is underweight interest rate risk as we continue to feel that the reward for holding material levels of rate risk is poor. We expect to maintain the fund’s effective duration at 2 to 2.5 years, compared to 2.6 for the benchmark. We look for an opportunity to add to duration risk later in the year as the Federal Reserve gets closer to pausing its increase in money market rates.

We continue to see the ABS sector as a source of value for the fund, and we feel the sector is cheaper on a relative value basis than it has been in years. We expect to maintain the fund’s large overweight allocation to the ABS sector and may increase it further. Our focus in ABS continues to be consumer-related loans, primarily auto loans.

Regarding the fund’s credit risk profile, we continue to be slightly overweight credit risk primarily due to a meaningful underweight allocation to Treasury and other U.S. government sectors.

Frost Low Duration Bond Fund

	Growth of a $1,000,000 Investment
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Institutional Class Shares(2)	(4.49)%	0.33%	1.05%	1.18%	2.38%
Investor Class Shares(3)(4)	(4.83)%	0.08%	0.80%	0.93%	2.07%
Bloomberg U.S. 1-5 Year Government/Credit Index	(4.64)%	0.47%	1.20%	1.23%	2.06%

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Bond Credit Quality as of July 31, 2022

Credit Rating(1)	Percentage of Total Investments

AAA	17%

AA	18%

A	15%

BBB	25%

Agency	3%

Treasury	21%

Cash	1%

(1)

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

Frost Municipal Bond Fund

Manager Commentary:

Fund Recap

•	The Bloomberg Municipal Bond index lost 6.93% for the year, while the Frost Municipal Bond Fund returned a negative 2.84%, outperformance of slightly over four percentage points.

•

The fund remained underweight to interest rate risk throughout the year, with an effective duration between 2.50% and 3.25% compared to that of the benchmark over 5%. The fund’s effective duration at year-end stood at 3.08%.

•

The fund also held an average maturity at year-end of 4.5 years compared to 12.92 years for the index. The fund continued to be materially underweight the 20- to 30-year maturity sector consistent with prior periods.

•

The benchmark’s 20-year and greater sector lost more than 11.50% and was the worst-performing space of the index in the year. The fund’s material underweight in this sector was its best characteristic compared to the benchmark.

•

The fund was slightly underweight credit risk with a higher allocation to AAA and AA rated securities and a lower allocation to BBB rated bonds. This did not have a material relative performance attribution to the benchmark.

•	The fund had a year-end allocation of 70% Texas-issued securities.

•	The best-performing sector was cash. The fund’s cash allocation averaged 11%, which aided relative performance.

Strategy

We are underweight interest rate risk and we have been for some time. We continue to feel that the reward for holding elevated rate risk is poor, and we expect to keep the fund’s effective duration meaningfully lower than that of the benchmark. We begin the fiscal year with a target effective duration of 3% for the fund compared to 7% for the benchmark.

Frost Municipal Bond Fund

	Growth of a $1,000,000 Investment
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Institutional Class Shares(2)	(2.84)%	1.12%	1.80%	1.88%	2.86%
Investor Class Shares(3)(4)	(3.18)%	0.87%	1.54%	1.63%	2.57%
Bloomberg Municipal Bond Index	(6.93)%	0.43%	1.88%	2.49%	3.68%

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on August 28, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Bond Credit Quality as of July 31, 2022

Credit Rating(1)	Percentage of Total Investments

AAA	21%

AA	26%

A	26%

BBB	5%

Below Investment Grade	11%

Cash	11%

(1)

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

Sector Weightings (Unaudited)†

† Percentages are based on total investments.

Description	Shares	Value
COMMON STOCK§ — 96.6%

Communication Services — 8.4%
Alphabet, Cl A *	105,080	$12,222,905
Alphabet, Cl C *	115,400	13,460,256
Match Group *	2,000	146,620
Meta Platforms, Cl A *	15,690	2,496,279

		28,326,060

Consumer Discretionary — 19.7%
Airbnb, Cl A *	12,500	1,387,250
Amazon.com *	217,420	29,340,829
Booking Holdings *	2,020	3,910,094
Chipotle Mexican Grill, Cl A *	3,150	4,927,293
Floor & Decor Holdings, Cl A *	5,000	402,850
Home Depot	24,590	7,400,115
Lululemon Athletica *	2,500	776,275
NIKE, Cl B	32,500	3,734,900
O’Reilly Automotive *	6,450	4,538,155
Starbucks	29,050	2,462,859
Tesla *	6,615	5,896,942
TJX	33,000	2,018,280

		66,795,842

Consumer Staples — 2.0%
Coca-Cola	50,000	3,208,500
Costco Wholesale	6,882	3,725,227

		6,933,727

Energy — 0.6%
Diamondback Energy	16,500	2,112,330

Financials — 2.7%
JPMorgan Chase	21,500	2,480,240
Moody’s	12,905	4,003,776
S&P Global	7,000	2,638,510

		9,122,526

Health Care — 13.5%
Abbott Laboratories	35,000	3,809,400
Boston Scientific *	80,500	3,304,525
Danaher	22,500	6,558,075
Edwards Lifesciences *	36,000	3,619,440
Eli Lilly and Co	28,000	9,231,320
Humana	6,500	3,133,000
Merck	20,000	1,786,800

Description	Shares	Value
Seagen *	16,000	$2,879,680
UnitedHealth Group	15,300	8,297,802
Zoetis, Cl A	17,235	3,146,249

		45,766,291

Industrials — 3.5%
Canadian Pacific Railway	55,200	4,353,624
Fortive	32,000	2,062,400
Uber Technologies *	5,000	117,250
Union Pacific	23,000	5,227,900

		11,761,174

Information Technology — 44.7%
Adobe *	16,800	6,890,016
Advanced Micro Devices *	49,500	4,676,265
Apple	221,084	35,928,361
Intuit	4,000	1,824,680
Lam Research	2,000	1,001,020
Marvell Technology	149,535	8,326,109
Mastercard, Cl A	34,660	12,262,361
Microsoft	153,550	43,107,627
NVIDIA	33,000	5,993,790
PayPal Holdings *	29,270	2,532,733
QUALCOMM	27,500	3,989,150
Salesforce *	26,135	4,809,363
ServiceNow *	12,500	5,583,250
Snowflake, Cl A *	17,000	2,548,470
Visa, Cl A	53,100	11,263,041
Workday, Cl A *	2,500	387,750

		151,123,986

Materials — 1.0%
Sherwin-Williams	13,500	3,266,190

Real Estate — 0.5%
American Tower ‡	6,000	1,624,980

Total Common Stock (Cost $141,434,951)		326,833,106

Total Investments — 96.6% (Cost $141,434,951)		$326,833,106

Percentages are based on Net Assets of $338,204,542.

*	Non-income producing security.
§	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
‡	Real Estate Investment Trust

Cl — Class

As of July 31, 2022, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2—Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

19

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.

Description	Face Amount	Value
U.S. TREASURY OBLIGATIONS — 30.1%
U.S. Treasury Bond
3.250%, 05/15/42	$190,000,000	$190,207,812
U.S. Treasury Inflation Protection Securities
0.875%, 01/15/29	34,728,000	36,526,463
U.S. Treasury Notes
2.875%, 05/15/28	200,000,000	201,375,000
2.375%, 01/31/23	40,000,000	39,890,625
1.500%, 01/15/23	32,000,000	31,798,750
1.125%, 01/15/25	343,000,000	328,904,844

Total U.S. Treasury Obligations (Cost $828,461,575)		828,703,494

COLLATERALIZED LOAN OBLIGATIONS — 18.1%
Apidos CLO Funding RR Subsidiary, Ser 2018-12RR, Cl A
4.042%, ICE LIBOR USD 3 Month + 1.530%, 04/15/31 (A)	3,000,000	2,968,290
Apidos CLO XI, Ser 2021-11A, Cl CR3
4.740%, ICE LIBOR USD 3 Month + 2.000%, 04/17/34 (A)	13,750,000	12,686,107
Apidos CLO XI, Ser 2021-11A, Cl ER3
9.310%, ICE LIBOR USD 3 Month + 6.570%, 04/17/34 (A)	5,000,000	4,375,250
Apidos CLO XXVIII, Ser 2017-28A, Cl A2
4.110%, ICE LIBOR USD 3 Month + 1.400%, 01/20/31 (A)	15,000,000	14,351,475

Description	Face Amount	Value
Audax Senior Debt CLO 6, Ser 2021-6A, Cl B
4.660%, ICE LIBOR USD 3 Month + 1.950%, 10/20/33 (A)	$8,000,000	$7,355,064
Battalion CLO 17, Ser 2021-17A, Cl B
4.310%, ICE LIBOR USD 3 Month + 1.600%, 03/09/34 (A)	5,000,000	4,753,070
BCC Middle Market CLO, Ser 2018-1A, Cl A1A
4.260%, ICE LIBOR USD 3 Month + 1.550%, 10/20/30 (A)	21,000,000	20,572,272
Benefit Street Partners CLO III, Ser 2017-IIIA, Cl DR
9.310%, ICE LIBOR USD 3 Month + 6.600%, 07/20/29 (A)	5,000,000	4,498,270
Benefit Street Partners CLO III, Ser 2021-IIIA, Cl BR2
5.110%, ICE LIBOR USD 3 Month + 2.400%, 07/20/29 (A)	15,000,000	14,449,185
Benefit Street Partners CLO IV, Ser 2021-IVA, Cl A2AR
4.260%, ICE LIBOR USD 3 Month + 1.550%, 01/20/32 (A)	8,750,000	8,360,371
Benefit Street Partners CLO VIII, Ser 2018-8A, Cl A1AR
3.810%, ICE LIBOR USD 3 Month + 1.100%, 01/20/31 (A)	5,450,000	5,371,907
BlueMountain CLO XXX, Ser 2022- 30A, Cl BR
4.228%, TSFR3M + 1.900%, 04/15/35 (A)	2,250,000	2,126,743
BlueMountain CLO XXX, Ser 2022- 30A, Cl DR
5.628%, TSFR3M + 3.300%, 04/15/35 (A)	1,250,000	1,147,968
BlueMountain CLO XXX, Ser 2022- 30A, Cl ER
9.028%, TSFR3M + 6.700%, 04/15/35 (A)	2,350,000	2,089,770
BlueMountain CLO, Ser 2021-2A, Cl A2R2
3.178%, ICE LIBOR USD 3 Month + 1.700%, 08/20/32 (A)	10,000,000	9,496,640
Carlyle Global Market Strategies, Ser 2018-1A, Cl CR2
4.540%, ICE LIBOR USD 3 Month + 1.800%, 04/17/31 (A)	4,500,000	4,163,364
Carlyle Global Market Strategies, Ser 2018-3A, Cl A1A2
3.663%, ICE LIBOR USD 3 Month + 1.180%, 01/14/32 (A)	24,855,641	24,437,545

The accompanying notes are an integral part of the financial statements.

20

Description	Face Amount	Value
Carlyle Global Market Strategies, Ser 2018-3A, Cl A2A2
4.333%, ICE LIBOR USD 3 Month + 1.850%, 01/14/32 (A)	$7,000,000	$6,752,480
Carlyle Global Market Strategies, Ser 2018-3RA, Cl A1A
3.819%, ICE LIBOR USD 3 Month + 1.050%, 07/27/31 (A)	14,877,491	14,554,009
Carlyle Global Market Strategies, Ser 2018-3RA, Cl A2
4.319%, ICE LIBOR USD 3 Month + 1.550%, 07/27/31 (A)	9,000,000	8,651,673
Carlyle Global Market Strategies, Ser 2018-5A, Cl A1RR
3.652%, ICE LIBOR USD 3 Month + 1.140%, 07/15/31 (A)	15,834,091	15,533,750
CIFC Funding 2022-II, Ser 2022- 2A, Cl A1
3.873%, TSFR3M + 1.320%, 04/19/35 (A)	4,500,000	4,367,786
CIFC Funding 2022-II, Ser 2022- 2A, Cl B
4.403%, TSFR3M + 1.850%, 04/19/35 (A)	9,125,000	8,649,359
CIFC Funding, Ser 2018-1A, Cl A
3.740%, ICE LIBOR USD 3 Month + 1.000%, 04/18/31 (A)	10,000,000	9,799,540
CIFC Funding, Ser 2018-1A, Cl C
4.490%, ICE LIBOR USD 3 Month + 1.750%, 04/18/31 (A)	2,000,000	1,856,034
Dryden 68 CLO, Ser 2021-68A, Cl BR
4.212%, ICE LIBOR USD 3 Month + 1.700%, 07/15/35 (A)	11,750,000	11,145,228
Galaxy XV CLO, Ser 2021-15A, Cl CRR
4.362%, ICE LIBOR USD 3 Month + 1.850%, 10/15/30 (A)	4,814,000	4,486,205
Galaxy XXI, Ser 2015-21A, Cl AR
3.730%, ICE LIBOR USD 3 Month + 1.020%, 04/20/31 (A)	5,000,000	4,887,230
GoldenTree Credit Opportunities Financing, Ser 2018-1A, Cl A1R
3.509%, ICE LIBOR USD 3 Month + 1.680%, 06/15/34 (A)	6,542,852	6,477,352
Golub Capital Partners, Ser 2017- 17A, Cl A1R
4.433%, ICE LIBOR USD 3 Month + 1.650%, 10/25/30 (A)	9,000,000	8,867,952

Description	Face Amount	Value
Golub Capital Partners, Ser 2017- 21A, Cl AR
4.253%, ICE LIBOR USD 3 Month + 1.470%, 01/25/31 (A)	$11,000,000	$10,773,620
Golub Capital Partners, Ser 2017- 21A, Cl CR
5.233%, ICE LIBOR USD 3 Month + 2.450%, 01/25/31 (A)	2,000,000	1,818,542
Golub Capital Partners, Ser 2017- 22A, Cl AR
3.890%, ICE LIBOR USD 3 Month + 1.180%, 01/20/31 (A)	9,000,000	8,891,658
Golub Capital Partners, Ser 2017- 23A, Cl AR
3.910%, ICE LIBOR USD 3 Month + 1.200%, 01/20/31 (A)	20,000,000	19,746,980
Golub Capital Partners, Ser 2017- 23A, Cl BR
4.260%, ICE LIBOR USD 3 Month + 1.550%, 01/20/31 (A)	4,000,000	3,887,692
Golub Capital Partners, Ser 2017- 24A, Cl AR
2.963%, ICE LIBOR USD 3 Month + 1.600%, 11/05/29 (A)	9,500,000	9,368,938
Golub Capital Partners, Ser 2017- 24A, Cl DR
5.263%, ICE LIBOR USD 3 Month + 3.900%, 11/05/29 (A)	3,000,000	2,746,494
Golub Capital Partners, Ser 2018- 26A, Cl BR
4.260%, ICE LIBOR USD 3 Month + 1.550%, 04/20/31 (A)	12,000,000	11,548,524
Golub Capital Partners, Ser 2018- 36A, Cl A
2.663%, ICE LIBOR USD 3 Month + 1.300%, 02/05/31 (A)	11,000,000	10,795,730
Golub Capital Partners, Ser 2019- 34A, Cl AR
3.063%, ICE LIBOR USD 3 Month + 1.700%, 03/14/31 (A)	7,000,000	6,852,958
Golub Capital Partners, Ser 2021- 19RA, Cl B1R2
4.260%, ICE LIBOR USD 3 Month + 1.550%, 04/20/34 (A)	20,000,000	19,006,620
LCM Loan Income Fund I Income Note Issuer, Ser 2018-27A, Cl A1
3.820%, ICE LIBOR USD 3 Month + 1.080%, 07/16/31 (A)	13,000,000	12,736,659

The accompanying notes are an integral part of the financial statements.

21

Description	Face Amount	Value
NXT Capital CLO, Ser 2021-1A, Cl BRR
4.732%, ICE LIBOR USD 3 Month + 2.000%, 07/20/33 (A)	$9,000,000	$8,361,549
NXT Capital, Ser 2020-1A, Cl B
5.110%, ICE LIBOR USD 3 Month + 2.400%, 01/20/31 (A)	2,250,000	2,137,686
Oak Hill Credit Partners X-R, Ser 2021-10RA, Cl BR
4.260%, ICE LIBOR USD 3 Month + 1.550%, 04/20/34 (A)	8,000,000	7,430,896
Oak Hill Credit Partners X-R, Ser 2021-10RA, Cl CR
4.710%, ICE LIBOR USD 3 Month + 2.000%, 04/20/34 (A)	5,100,000	4,761,304
Oaktree CLO, Ser 2021-3A, Cl BR
4.460%, ICE LIBOR USD 3 Month + 1.750%, 10/20/34 (A)	13,500,000	12,771,270
OHA Credit Funding 7, Ser 2022- 7A, Cl AR
3.853%, TSFR3M + 1.300%, 02/24/37 (A)	25,000,000	24,257,275
OHA Credit Funding 7, Ser 2022- 7A, Cl ER
8.803%, TSFR3M + 6.250%, 02/24/37 (A)	2,500,000	2,219,055
OZLM Funding IV, Ser 2017-4A, Cl A2R
4.459%, ICE LIBOR USD 3 Month + 1.700%, 10/22/30 (A)	5,000,000	4,788,050
Thayer Park CLO, Ser 2021-1A, Cl A2AR
4.110%, ICE LIBOR USD 3 Month + 1.400%, 04/20/34 (A)	9,250,000	8,711,252
Thayer Park CLO, Ser 2021-1A, Cl BR
4.510%, ICE LIBOR USD 3 Month + 1.800%, 04/20/34 (A)	9,500,000	8,895,211
Venture 37 CLO, Ser 2021-37A, Cl BR
4.262%, ICE LIBOR USD 3 Month + 1.750%, 07/15/32 (A)	10,000,000	9,569,590
Venture XIX, Ser 2018-19A, Cl ARR
3.772%, ICE LIBOR USD 3 Month + 1.260%, 01/15/32 (A)	19,250,000	18,908,312
Zais, Ser 2017-1A, Cl A2
4.012%, ICE LIBOR USD 3 Month + 1.500%, 07/15/29 (A)	11,250,000	10,966,759

Description	Face Amount	Value
Zais, Ser 2018-1A, Cl B
3.962%, ICE LIBOR USD 3 Month + 1.450%, 04/15/29 (A)	$5,000,000	$4,850,140

Total Collateralized Loan Obligations (Cost $515,143,211)		496,034,653

CORPORATE OBLIGATIONS — 17.6%

Consumer Discretionary — 4.3%
Airswift Global
10.389%, ICE LIBOR USD 3 Month + 8.500%, 05/12/25 (A)	16,900,000	16,984,500
Carvana
4.875%, 09/01/29 (A)	9,000,000	5,372,550
Choice Hotels International
3.700%, 12/01/29	8,000,000	7,235,997
3.700%, 01/15/31	3,000,000	2,702,501
Expedia
3.800%, 02/15/28	5,915,000	5,517,017
Ford Motor
4.346%, 12/08/26	15,033,000	14,764,603
General Motors Financial
1.200%, 10/15/24	6,333,000	5,923,877
Jaguar Land Rover Automotive
4.500%, 10/01/27 (A)	6,000,000	4,620,000
MajorDrive Holdings IV
6.375%, 06/01/29 (A)	21,750,000	16,397,542
Marriott International
3.500%, 10/15/32	3,000,000	2,677,699
2.850%, 04/15/31	3,000,000	2,579,945
Scientific Games International
8.625%, 07/01/25 (A)	5,750,000	5,972,812
STL Holding
7.500%, 02/15/26 (A)	13,975,000	12,402,813
TransJamaican Highway
5.750%, 10/10/36 (A)	1,441,553	1,249,838
VistaJet Malta Finance
7.875%, 05/01/27 (A)	14,863,000	13,665,785
6.375%, 02/01/30 (A)	2,000,000	1,741,040

		119,808,519

Energy — 6.5%
Apache
7.750%, 12/15/29	4,138,000	4,510,420
Intesa Sanpaolo
4.000%, 09/23/29 (A)	5,000,000	4,500,890
Marathon Oil
4.400%, 07/15/27	3,000,000	2,989,233
New England Power
2.807%, 10/06/50 (A)	5,000,000	3,457,892
Noble Finance
11.000%, 02/15/28	1,893,334	2,040,067
11.000%, 02/15/28 (A)	869,000	936,348
Petroleos Mexicanos
6.700%, 02/16/32 (A)	6,352,000	5,087,952
Reliance Industries
2.875%, 01/12/32 (A)	2,000,000	1,729,557
Seadrill New Finance
10.000%, 07/15/26	79,091,138	74,345,669
10.000%, 07/15/26	16,432,821	15,446,852
Seamex Finance Ltd.
12.000%, 08/31/24	12,202,890	13,240,136

The accompanying notes are an integral part of the financial statements.

22

Description	Face Amount	Value
Tiger Holdco Pte
13.000%, 06/10/23 (A)	$19,751,730	$19,652,971
Transocean
11.500%, 01/30/27 (A)	21,218,000	20,106,495
Transocean Sentry
5.375%, 05/15/23 (A)	7,380,784	7,030,197

		175,074,679

Financials — 2.4%
Athene Holding
6.150%, 04/03/30	10,000,000	10,366,203
BAC Capital Trust XIV
5.630%, ICE LIBOR USD 3 Month + 0.400%, 09/15/70	9,870,000	7,428,853
Barclays MTN
4.972%, ICE LIBOR USD 3 Month + 1.902%, 05/16/29	2,000,000	1,983,076
Charles Schwab
4.000%, US Treas Yield Curve Rate T Note Const Mat 10 Yr + 3.079%, 03/01/71	2,000,000	1,692,500
Credit Suisse Group
5.100%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.293%, 07/24/71	10,000,000	7,552,804
Deutsche Bank MTN
4.296%, USD Swap Semi 30/360 5 Yr Curr + 2.248%, 05/24/28	12,000,000	11,218,148
Enova International
8.500%, 09/15/25 (A)	11,007,000	10,126,440
Farmers Exchange Capital
7.050%, 07/15/28 (A)	6,075,000	6,669,258
PROG Holdings
6.000%, 11/15/29 (A)	1,550,000	1,271,645
SBL Holdings
7.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.580%, 05/13/71 (A)	2,500,000	2,049,588
Wachovia
6.605%, 10/01/25	5,650,000	6,068,904

		66,427,419

Industrials — 1.1%
AerCap Ireland Capital DAC
1.750%, 10/29/24	4,000,000	3,707,901
American Airlines Group
3.750%, 03/01/25 (A)	10,000,000	8,762,500
Boeing
2.950%, 02/01/30	3,344,000	2,923,969
Burlington Northern Santa Fe
7.290%, 06/01/36	5,000,000	6,615,721
Equifax
3.100%, 05/15/30	3,000,000	2,714,734
Flowserve
3.500%, 10/01/30	4,000,000	3,453,520
Leidos
2.300%, 02/15/31	3,291,000	2,719,467

		30,897,812

Information Technology — 2.1%
Amkor Technology
6.625%, 09/15/27 (A)	10,372,000	10,321,656
Avaya
6.125%, 09/15/28 (A)	9,325,000	4,380,232

Description	Face Amount	Value
Avnet
3.000%, 05/15/31	$7,000,000	$5,890,888
Citrix Systems
3.300%, 03/01/30	6,000,000	5,885,662
Diebold Nixdorf
9.375%, 07/15/25 (A)	2,000,000	1,555,000
Jabil
3.600%, 01/15/30	4,496,000	4,081,844
Kyndryl Holdings
4.100%, 10/15/41 (A)	5,500,000	3,658,273
Motorola Solutions
4.600%, 05/23/29	21,435,000	20,991,116
Vericast
11.000%, 09/15/26 (A)	2,275,000	2,246,563

		59,011,234

Materials — 0.3%
Mineral Resources
8.125%, 05/01/27 (A)	8,136,000	8,079,941
Nacional del Cobre de Chile
3.150%, 01/15/51 (A)	500,000	363,255

		8,443,196

Real Estate — 0.2%
GLP Capital
3.250%, 01/15/32 ‡	750,000	635,651
Invitation Homes Operating Partnership
2.000%, 08/15/31 ‡	2,000,000	1,569,595
Sabra Health Care
3.200%, 12/01/31 ‡	3,920,000	3,205,120

		5,410,366

Utilities — 0.7%
Georgia Power
3.250%, 03/15/51	8,000,000	6,172,331
Pacific Gas and Electric
4.500%, 07/01/40	11,000,000	8,981,785
3.750%, 08/15/42	5,000,000	3,524,525

		18,678,641

Total Corporate Obligations (Cost $517,307,446)		483,751,866

MORTGAGE-BACKED SECURITIES — 14.8%

Agency Mortgage-Backed Obligation — 3.1%
FHLMC
3.048%, ICE LIBOR USD 12 Month + 1.620%, 01/01/45	3,051,567	3,055,220
2.290%, ICE LIBOR USD 12 Month + 1.650%, 06/01/43	2,323,065	2,341,677
FHLMC REMIC, Ser 2011-3898, Cl FC
2.509%, LIBOR USD 1 Month + 0.510%, 11/15/36	1,245,654	1,247,467
FHLMC, Ser 2012-293, Cl IO, IO
4.000%, 11/15/32	665,571	70,232
FHLMC, Ser 2012-3996, Cl
QL 4.000%, 02/15/42	5,448,857	5,713,746
FHLMC, Ser 2012-4029, Cl LI, IO
3.000%, 01/15/27	1,729,802	52,155
FHLMC, Ser 2012-4077, Cl AI, IO
3.000%, 01/15/27	2,092,181	45,043
FHLMC, Ser 2012-4106, Cl YI, IO
2.500%, 09/15/27	1,492,907	68,863

The accompanying notes are an integral part of the financial statements.

23

Description	Face Amount	Value
FHLMC, Ser 2012-4116, Cl MI, IO
4.000%, 10/15/42	$13,844,867	$1,939,195
FHLMC, Ser 2012-4116, Cl PI, IO
4.000%, 10/15/42	4,445,646	871,372
FHLMC, Ser 2012-4134, Cl BI, IO
2.500%, 11/15/27	4,177,498	188,347
FHLMC, Ser 2012-4136, Cl PI, IO
3.000%, 11/15/32	9,092,856	1,000,178
FHLMC, Ser 2012-4148, Cl LI, IO
2.500%, 12/15/27	2,816,823	131,120
FHLMC, Ser 2013-4213, Cl IG, IO
4.000%, 06/15/43	6,836,552	857,861
FHLMC, Ser 2014-4349, Cl KI, IO
3.000%, 04/15/33	4,957,461	319,244
FHLMC, Ser 2015-4457, Cl EI, IO
3.500%, 02/15/45	275,995	25,733
FHLMC, Ser 2017-4675, Cl VE
3.500%, 08/15/37	4,707,000	4,686,133
FHLMC, Ser 2019-4908, Cl AS, IO
3.841%, ICE LIBOR USD 1 Month + 6.100%, 01/25/45	11,054,768	1,809,099
FHLMC, Ser 2021-5085, Cl IG, IO
2.500%, 03/25/51	22,669,533	3,247,288
FHLMC, Ser 2022-5202, Cl KI, IO
3.500%, 06/25/49	17,616,451	2,833,129
FNMA
5.500%, 05/01/44	4,014,363	4,305,586
4.500%, 08/01/41	2,224,031	2,313,529
3.043%, ICE LIBOR USD 12 Month + 1.700%, 10/01/42	932,879	964,926
3.000%, 10/01/32 to 11/01/46	5,932,159	5,866,975
1.997%, ICE LIBOR USD 12 Month + 1.747%, 02/01/42	715,826	729,514
FNMA REMIC, Ser 2017-52, Cl DI, IO
4.500%, 07/25/47	8,307,348	1,337,637
FNMA STRIPS, Ser 2009-397, Cl 2, IO
5.000%, 09/25/39	1,222,127	213,298
FNMA STRIPS, Ser 2009-400, Cl 2, IO
4.500%, 11/25/39	947,704	156,130
FNMA STRIPS, Ser 2010-404, Cl 2, IO
4.500%, 05/25/40	1,719,123	365,341
FNMA STRIPS, Ser 2011-407, Cl 2, IO
4.000%, 03/25/41	1,674,372	274,895
FNMA, Ser 2011-103, Cl GI, IO
3.500%, 10/25/26	937,468	32,824
FNMA, Ser 2011-146, Cl AY
3.500%, 01/25/32	2,508,268	2,527,264
FNMA, Ser 2012-410, Cl C5, IO
3.500%, 05/25/27	3,709,550	149,907
FNMA, Ser 2012-61, Cl KI, IO
4.000%, 12/25/41	3,536,719	268,907
FNMA, Ser 2012-68, Cl GY
3.000%, 07/25/32	5,000,000	4,949,202
FNMA, Ser 2013-104, Cl TI, IO
3.000%, 08/25/32	1,497,800	71,509

Description	Face Amount	Value
FNMA, Ser 2013-36, Cl MH
2.500%, 12/25/36	$501,853	$500,767
FNMA, Ser 2014-40, Cl GI, IO
3.000%, 06/25/33	4,883,717	515,740
FNMA, Ser 2015-421, Cl C1, IO
3.000%, 05/25/30	2,649,691	207,951
FNMA, Ser 2019-44, Cl CI, IO
4.000%, 08/25/59	6,340,284	1,339,710
FNMA, Ser 2019-44, Cl PI, IO
4.000%, 08/25/49	5,257,893	826,636
GNMA REMIC, Ser 2011-125, Cl BI, IO
4.000%, 12/20/30	348,805	1,560
GNMA, Ser 2013-170, Cl QI, IO
5.500%, 11/20/43 (B)	8,303,732	1,289,642
GNMA, Ser 2013-42, Cl MI, IO
3.500%, 04/20/41	575,676	8,153
GNMA, Ser 2013-62, Cl NI, IO
4.000%, 08/20/40	3,123,669	202,713
GNMA, Ser 2014-32, Cl CI, IO
4.000%, 03/20/43	2,466,513	215,798
GNMA, Ser 2014-44, Cl IO, IO
4.000%, 11/16/26	3,685,574	153,365
GNMA, Ser 2015-103, Cl CI, IO
4.000%, 07/20/45	11,923,856	1,679,558
GNMA, Ser 2015-17, Cl JI, IO
3.500%, 05/20/28	3,368,713	126,797
GNMA, Ser 2016-99, Cl ID, IO
4.500%, 04/16/44	15,791,246	3,609,759
GNMA, Ser 2017-137, Cl DI, IO
3.000%, 02/20/47	1,061,305	24,645
GNMA, Ser 2019-137, Cl GI, IO
4.000%, 11/20/49	59,270,998	9,558,563
GNMA, Ser 2020-189, Cl IJ, IO
2.500%, 12/20/50	22,708,899	2,671,820
GNMA, Ser 2020-191, Cl CT
1.250%, 12/20/50	4,368,641	3,749,496
GNMA, Ser 2021-8, Cl IG, IO
2.500%, 01/20/51	30,495,594	3,566,969

		85,280,188

Commercial Mortgage-Backed Obligation — 7.6%
280 Park Avenue Mortgage Trust, Ser 201-280P, Cl F
4.700%, ICE LIBOR USD 1 Month + 2.827%, 09/15/34 (A)	12,500,000	11,263,212
Banc of America Commercial Mortgage Trust, Ser 2008-1, Cl AJ
6.567%, 02/10/51 (B)	240,943	243,564
Bear Stearns Commercial Mortgage Securities Trust, Ser 2007-T26, Cl AJ
5.566%, 01/12/45 (B)	136,979	136,356
Benchmark Mortgage Trust, Ser 2020-B18, Cl E
2.250%, 07/15/53 (A)	8,000,000	4,937,120
Benchmark Mortgage Trust, Ser 2020-B21, Cl D
2.000%, 12/17/53 (A)	13,000,000	8,604,266

The accompanying notes are an integral part of the financial statements.

24

Description	Face Amount	Value
Benchmark Mortgage Trust, Ser 2020-IG3, Cl A4
2.437%, 09/15/48 (A)	$10,000,000	$8,894,481
BX Commercial Mortgage Trust, Ser 2020-VIV3, Cl B
3.544%, 03/09/44 (A)(B)	8,000,000	7,240,235
BXMT, Ser 2020-FL2, Cl A
2.973%, TSFR1M + 1.014%, 02/15/38 (A)	13,000,000	12,789,335
Citigroup Commercial Mortgage Trust, Ser 2015-GC31, Cl C
4.039%, 06/10/48 (B)	5,000,000	4,567,840
Commercial Mortgage Trust, Ser 2012-CR2, Cl C
4.917%, 08/15/45 (B)	1,000,000	997,059
Commercial Mortgage Trust, Ser 2012-CR2, Cl D
4.917%, 08/15/45 (A)(B)	224,200	220,475
Commercial Mortgage Trust, Ser 2014-LC15, Cl D
5.002%, 04/10/47 (A)(B)	9,500,000	8,871,542
Commercial Mortgage Trust, Ser 2014-UBS6, Cl C
4.440%, 12/10/47 (B)	4,000,000	3,833,189
Commercial Mortgage Trust, Ser 2015-DC1, Cl D
4.298%, 02/10/48 (A)(B)	9,000,000	7,464,900
Credit Suisse First Boston Mortgage Securities, Ser 2005- C2, Cl AMFL
2.249%, ICE LIBOR USD 1 Month + 0.250%, 04/15/37	51,614	51,229
Credit Suisse First Boston Mortgage Securities, Ser 2005- C2, Cl AMFX
4.877%, 04/15/37	4,613	4,616
CSMC Trust, Ser 2019-AFC1, Cl A1
2.573%, 07/25/49 (A)(C)	2,906,905	2,781,384
DROP Mortgage Trust, Ser 2021- FILE, Cl D
4.750%, ICE LIBOR USD 1 Month + 2.750%, 10/15/43 (A)	15,000,000	13,946,077
FHLMC Military Housing Bonds Resecuritization Trust Certificates, Ser 2015-R1, Cl C3
6.004%, 11/25/52 (A)(B)	33,596,808	31,199,844
FNMA, Ser 2020-44, Cl MI, IO
2.500%, 01/25/57	13,254,742	2,263,703
Fontainebleau Miami Beach Trust, Ser 2019-FBLU, Cl A
3.144%, 12/10/36 (A)	10,000,000	9,628,100
FREMF Mortgage Trust, Ser 2016- K54, Cl C
4.051%, 04/25/48 (A)(B)	5,000,000	4,855,949
FREMF Mortgage Trust, Ser 2016- K57, Cl C
3.918%, 08/25/49 (A)(B)	8,840,000	8,571,531
Hudson Yards Mortgage Trust, Ser 2019-30HY, Cl B
3.380%, 07/10/39 (A)(B)	2,500,000	2,264,828

Description	Face Amount	Value
JPMDB Commercial Mortgage Securities Trust, Ser 2016-C2, Cl C
3.358%, 06/15/49 (B)	$4,328,000	$3,641,922
JPMorgan Chase Commercial Mortgage Securities, Ser 2007- LD12, Cl AJ
6.505%, 02/15/51 (B)	1,782,069	1,589,071
JPMorgan Chase Commercial Mortgage Securities, Ser 2007- LD12, Cl J
5.994%, 02/15/51 (A)(B)(D)(E)	1,000,000	—
LStar Commercial Mortgage Trust, Ser 2016-4, Cl AS
3.188%, 03/10/49 (A)	3,000,000	2,856,380
MFRA Trust, Ser 2022-INV1, Cl A3
4.250%, 04/25/66 (A)(B)	4,000,000	3,677,978
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016- C29, Cl C
4.728%, 05/15/49 (B)	2,413,000	2,228,383
Morgan Stanley Capital I, Ser 2007-T25, Cl AJ
5.574%, 11/12/49 (B)	86,115	61,457
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl D
4.553%, 12/10/45 (A)(B)	13,624,000	12,907,514
Wells Fargo Commercial Mortgage Trust, Ser 2016-C32, Cl C
4.723%, 01/15/59 (B)	5,000,000	4,813,463
Wells Fargo Commercial Mortgage Trust, Ser 2016-C32, Cl D
3.788%, 01/15/59 (A)(B)	2,000,000	1,682,694
Wells Fargo Commercial Mortgage Trust, Ser 2016-C34, Cl B
4.089%, 06/15/49	5,000,000	4,542,472
Wells Fargo Commercial Mortgage Trust, Ser 2018-AUS, Cl A
4.058%, 08/17/36 (A)(B)	5,000,000	4,904,557
WFRBS Commercial Mortgage Trust, Ser 2013-UBS1, Cl C
5.024%, 03/15/46 (B)	3,000,000	2,941,275
WFRBS Commercial Mortgage Trust, Ser 2014-C25, Cl D
3.803%, 11/15/47 (A)(B)	7,310,000	6,412,006

		207,890,007

Non-Agency Residential Mortgage-Backed Obligation — 4.1%
510 Asset Backed Trust, Ser 2021- NPL1, Cl A2
3.967%, 06/25/61 (A)(C)	20,000,000	18,561,868
510 Asset Backed Trust, Ser 2021- NPL2, Cl A2
4.090%, 06/25/61 (A)(C)	7,000,000	6,432,526
Angel Oak Mortgage Trust, Ser 2021-4, Cl A3
1.446%, 01/20/65 (A)(B)	2,408,374	1,995,361
Arroyo Mortgage Trust, Ser 2019- 2, Cl A2
3.498%, 04/25/49 (A)(B)	2,751,371	2,663,300
CAFL, Ser 2021-RTL1, Cl A1
2.239%, 03/28/29 (A)(C)	2,000,000	1,844,196

The accompanying notes are an integral part of the financial statements.

25

Description	Face Amount	Value
CAFL, Ser 2022-RTL1, Cl A1
4.250%, 05/28/29 (C)	$7,000,000	$6,733,228
FirstKey Mortgage Trust, Ser 2015- 1, Cl A3
3.500%, 03/25/45 (A)(B)	892,696	850,622
Galton Funding Mortgage Trust, Ser 2019-1, Cl A22
4.000%, 02/25/59 (A)(B)	179,062	176,437
Galton Funding Mortgage Trust, Ser 2019-2, Cl A21
4.000%, 06/25/59 (A)(B)	1,534,144	1,515,206
PRET, Ser 2021-NPL5, Cl A2
4.704%, 10/25/51 (A)(C)	7,000,000	6,656,216
PRET, Ser 2021-RN3, Cl A1
1.843%, 09/25/51 (A)(C)	7,800,679	7,310,778
PRET, Ser 2021-RN4, Cl A2
5.194%, 10/25/51 (A)(B)	6,000,000	5,738,934
Pretium Mortgage Credit Partners I, Ser 2021-NPL1, Cl A2
4.213%, 09/27/60 (A)(C)	9,000,000	8,510,863
Pretium Mortgage Credit Partners I, Ser 2021-NPL2, Cl A2
3.844%, 06/27/60 (A)(C)	2,750,000	2,577,108
Pretium Mortgage Credit Partners, Ser 2021-NPL3, Cl A2
3.721%, 07/25/51 (A)(C)	2,000,000	1,766,805
PRPM, Ser 2021-10, Cl A2
4.826%, 10/25/26 (A)(C)	8,000,000	7,250,766
PRPM, Ser 2021-5, Cl A2
3.721%, 06/25/26 (A)(C)	5,000,000	4,660,510
PSMC Trust, Ser 2020-2, Cl A2
3.000%, 05/25/50 (A)(B)	678,236	661,201
RCO VI Mortgage, Ser 2022-1, Cl A2
5.250%, 01/25/27 (A)(C)	5,000,000	4,427,196
Sequoia Mortgage Trust, Ser 2013-4, Cl AIO1, IO
0.856%, 04/25/43 (A)(B)	53,191,632	1,056,306
Sequoia Mortgage Trust, Ser 2017- CH1, Cl A2
3.500%, 08/25/47 (A)(B)	101,466	97,611
Sequoia Mortgage Trust, Ser 2018-CH4, Cl A2
4.000%, 10/25/48 (A)(B)	142,352	140,806
Toorak Mortgage, Ser 2021-1, Cl M1
5.805%, 06/25/24 (A)(C)	15,000,000	13,850,655
VOLT, Ser 2021-CF2, Cl A2
5.316%, 11/27/51 (A)(C)	4,000,000	3,796,892
Wells Fargo Mortgage Backed Securities Trust, Ser 2020-1, Cl A1
3.000%, 12/25/49 (A)(B)	2,667,231	2,408,950
WinWater Mortgage Loan Trust, Ser 2014-1, Cl A1
3.912%, 06/20/44 (A)(B)	574,553	564,304
WinWater Mortgage Loan Trust, Ser 2014-2, Cl A1
4.000%, 09/20/44 (A)(B)	165,637	165,201
WinWater Mortgage Loan Trust, Ser 2014-3, Cl A3
3.500%, 11/20/44 (A)(B)	414,151	414,065

Description	Face Amount	Value
WinWater Mortgage Loan Trust, Ser 2015-2, Cl A11
3.500%, 02/20/45 (A)(B)	$476,891	$465,968
WinWater Mortgage Loan Trust, Ser 2015-3, Cl A3
3.500%, 03/20/45 (A)(B)	630,510	597,485

		113,891,364

Total Mortgage-Backed Securities (Cost $441,865,202)		407,061,559

ASSET-BACKED SECURITIES — 13.4%

Automotive — 8.6%
ACC Auto Trust, Ser 2021-A, Cl D
6.100%, 06/15/29 (A)	13,000,000	12,384,551
American Credit Acceptance Receivables Trust, Ser 2020-2, Cl E
7.600%, 02/16/27 (A)	13,750,000	13,894,543
American Credit Acceptance Receivables Trust, Ser 2020-3, Cl D
2.400%, 06/15/26 (A)	6,500,000	6,344,003
American Credit Acceptance Receivables Trust, Ser 2020-4, Cl E
3.650%, 12/14/26 (A)	4,000,000	3,883,036
American Credit Acceptance Receivables Trust, Ser 2022-2, Cl C
4.410%, 06/13/28 (A)	5,000,000	4,903,731
Amur Equipment Finance Receivables IX, Ser 2021-1A, Cl D
2.300%, 11/22/27 (A)	1,250,000	1,144,200
Avid Automobile Receivables Trust, Ser 2019-1, Cl D
4.030%, 07/15/26 (A)	1,300,000	1,289,590
CarNow Auto Receivables Trust, Ser 2021-2A, Cl C
1.690%, 03/15/27 (A)	3,330,000	3,191,140
CarNow Auto Receivables Trust, Ser 2021-2A, Cl E
4.450%, 02/15/28 (A)	4,000,000	3,771,539
Carvana Auto Receivables Trust, Ser 2019-1A, Cl E
5.640%, 01/15/26 (A)	8,000,000	8,050,706
Carvana Auto Receivables Trust, Ser 2019-3A, Cl E
4.600%, 07/15/26 (A)	5,000,000	4,964,289
Carvana Auto Receivables Trust, Ser 2019-4A, Cl E
4.700%, 10/15/26 (A)	6,000,000	5,893,361
CIG Auto Receivables Trust, Ser 2021-1A, Cl E
4.450%, 05/12/28 (A)	7,000,000	6,587,057
CPS Auto Receivables Trust, Ser 2019-B, Cl F
7.480%, 06/15/26 (A)	6,055,000	6,050,570
CPS Auto Receivables Trust, Ser 2019-D, Cl D
2.720%, 09/15/25 (A)	2,938,127	2,912,865

The accompanying notes are an integral part of the financial statements.

26

Description	Face Amount	Value
CPS Auto Receivables Trust, Ser 2019-D, Cl E
3.860%, 10/15/25 (A)	$6,000,000	$5,880,069
DT Auto Owner Trust, Ser 2020- 1A, Cl E
3.480%, 02/16/27 (A)	4,500,000	4,401,145
DT Auto Owner Trust, Ser 2020- 3A, Cl D
1.840%, 06/15/26 (A)	2,000,000	1,914,074
DT Auto Owner Trust, Ser 2021- 1A, Cl E
2.380%, 01/18/28 (A)	1,000,000	913,521
DT Auto Owner Trust, Ser 2021- 3A, Cl D
1.310%, 05/17/27 (A)	5,500,000	5,012,964
Exeter Automobile Receivables Trust, Ser 2020-1A, Cl D
2.730%, 12/15/25 (A)	2,500,000	2,467,079
First Investors Auto Owner Trust, Ser 2020-1A, Cl D
3.150%, 04/15/26 (A)	4,000,000	3,919,672
First Investors Auto Owner Trust, Ser 2020-1A, Cl E
4.630%, 06/16/26 (A)	5,510,000	5,434,973
First Investors Auto Owner Trust, Ser 2020-1A, Cl F
7.070%, 06/15/27 (A)	5,300,000	5,332,276
First Investors Auto Owner Trust, Ser 2022-1A, Cl E
5.410%, 06/15/29 (A)	2,280,000	2,170,474
Flagship Credit Auto Trust, Ser 2019-2, Cl D
3.530%, 05/15/25 (A)	5,190,000	5,102,559
Flagship Credit Auto Trust, Ser 2020-1, Cl E
3.520%, 06/15/27 (A)	7,931,000	7,510,169
Flagship Credit Auto Trust, Ser 2020-2, Cl E
8.220%, 09/15/27 (A)	8,000,000	8,365,452
Foursight Capital Automobile Receivables Trust, Ser 2020-1, Cl E
3.490%, 04/15/26 (A)	1,300,000	1,280,025
Foursight Capital Automobile Receivables Trust, Ser 2022-1, Cl E
4.690%, 08/15/29 (A)	4,230,000	3,935,279
GLS Auto Receivables Issuer Trust, Ser 2019-3A, Cl D
3.840%, 05/15/26 (A)	6,000,000	5,857,842
GLS Auto Receivables Issuer Trust, Ser 2020-1A, Cl D
3.680%, 11/16/26 (A)	5,000,000	4,844,489
GLS Auto Receivables Issuer Trust, Ser 2020-4A, Cl E
3.510%, 10/15/27 (A)	650,000	615,924
GLS Auto Receivables Trust, Ser 2022-1A, Cl E
5.640%, 05/15/29 (A)	4,000,000	3,777,242
Hertz Vehicle Financing, Ser 2021- 1A, Cl D
3.980%, 12/26/25 (A)	10,000,000	9,234,774

Description	Face Amount	Value
Santander Consumer Auto Receivables Trust, Ser 2020-AA, Cl E
7.690%, 05/15/26 (A)	$9,006,000	$9,167,269
Santander Consumer Auto Receivables Trust, Ser 2020-AA, Cl F
10.120%, 01/16/29 (A)	27,740,000	28,022,659
Santander Consumer Auto Receivables Trust, Ser 2020-BA, Cl F
7.030%, 08/15/28 (A)	6,250,000	6,295,470
Santander Consumer Auto Receivables Trust, Ser 2021-AA, Cl E
3.280%, 03/15/27 (A)	1,000,000	935,515
Tricolor Auto Securitization Trust, Ser 2021-1A, Cl C
1.330%, 09/16/24 (A)	2,000,000	1,960,168
Tricolor Auto Securitization Trust, Ser 2022-1A, Cl F
9.800%, 07/16/29 (A)	4,000,000	3,938,733
United Auto Credit Securitization Trust, Ser 2020-1, Cl F
9.080%, 01/12/26 (A)	3,680,000	3,690,231
United Auto Credit Securitization Trust, Ser 2022-2, Cl D
6.840%, 01/10/28 (A)	5,389,000	5,400,129
Veros Auto Receivables Trust, Ser 2021-1, Cl C
3.640%, 08/15/28 (A)	4,320,000	4,085,947

		236,731,304

Credit Card — 0.3%
Master Credit Card Trust II, Ser 2020-1A, Cl C
2.590%, 09/21/24 (A)	2,000,000	1,973,430
Mercury Financial Credit Card Master Trust, Ser 2022-1A, Cl A
2.500%, 09/21/26 (A)	3,000,000	2,855,040
Mercury Financial Credit Card Master Trust, Ser 2022-1A, Cl C
5.200%, 09/21/26 (A)	1,780,000	1,615,509

		6,443,979

Other Asset-Backed Securities — 3.9%
BHG Securitization Trust, Ser 2022-B, Cl D
6.690%, 06/18/35 (A)	6,000,000	5,756,361
CAL Funding IV, Ser 2020-1A, Cl B
3.500%, 09/25/45 (A)	1,423,042	1,322,164
Carrington Mortgage Loan Trust, Ser 2007-FRE1, Cl M8
2.461%, ICE LIBOR USD 1 Month + 2.250%, 02/25/37 (D)(E)	1,000,000	–
CF Hippolyta Issuer, Ser 2020-1, Cl A2
1.990%, 07/15/60 (A)	5,413,236	4,760,684
CP EF Asset Securitization I, Ser 2022-1A, Cl A
5.960%, 04/15/30 (A)	4,779,001	4,770,762

The accompanying notes are an integral part of the financial statements.

27

Description	Face Amount	Value
Diamond Resorts Owner Trust, Ser 2019-1A, Cl A
2.890%, 02/20/32 (A)	$1,307,010	$1,282,461
Global SC Finance VII Srl, Ser 2020-1A, Cl A
2.170%, 10/17/40 (A)	3,181,048	2,932,668
Harley Marine Financing, Ser 2018-1A, Cl A2
5.682%, 05/15/43 (A)	9,911,989	9,672,753
Harley Marine Financing, Ser 2018-1A, Cl B
7.869%, 05/15/43 (A)	6,000,000	5,707,458
Harvest SBA Loan Trust, Ser 2018- 1, Cl A
3.874%, ICE LIBOR USD 1 Month + 2.250%, 08/25/44 (A)	2,432,634	2,388,051
JG Wentworth XXI LLC, Ser 2010- 2A, Cl B
7.450%, 01/15/50 (A)	1,262,072	1,292,559
JGWPT XXV LLC, Ser 2012-1A, Cl B
7.140%, 02/15/67 (A)	558,625	604,228
JGWPT XXVI LLC, Ser 2012-2A, Cl B
6.770%, 10/17/61 (A)	1,488,960	1,613,152
Kapitus Asset Securitization, Ser 2022-1A, Cl A
3.382%, 07/10/28 (A)	8,000,000	7,569,151
Marlette Funding Trust, Ser 2020- 1A, Cl D
3.540%, 03/15/30 (A)	1,500,000	1,459,229
Mosaic Solar Loan Trust, Ser 2020-2A, Cl B
2.210%, 08/20/46 (A)	3,092,377	2,771,916
Octane Receivables Trust, Ser 2021-2A, Cl B
2.020%, 09/20/28 (A)	3,000,000	2,692,687
Oportun Issuance Trust, Ser 2022- A, Cl C
7.400%, 06/09/31 (A)	3,000,000	2,944,202
Orange Lake Timeshare Trust, Ser 2019-A, Cl C
3.610%, 04/09/38 (A)	1,661,947	1,601,807
Orange Lake Timeshare Trust, Ser 2019-A, Cl D
4.930%, 04/09/38 (A)	274,225	258,856
Pawnee Equipment Receivables, Ser 2019-1, Cl D
2.860%, 10/15/24 (A)	5,500,000	5,324,845
Pawnee Equipment Receivables, Ser 2019-1, Cl E
3.800%, 01/15/26 (A)	2,500,000	2,413,785
Pawneee Equipment Receivables, Ser 2021-1, Cl C
2.300%, 07/15/27 (A)	4,700,000	4,273,042
Pawneee Equipment Receivables, Ser 2022-1, Cl C
6.010%, 07/17/28 (A)	4,000,000	3,998,938
Sapphire Aviation Finance I, Ser 2018-1A, Cl B
5.926%, 03/15/40 (A)	1,715,776	1,257,975

Description	Face Amount	Value
Stack Infrastructure Issuer Series, Ser 2019-1A, Cl A2
4.540%, 02/25/44 (A)	$3,477,000	$3,457,255
Textainer Marine Containers VII, Ser 2020-2A, Cl B
3.340%, 09/20/45 (A)	1,653,100	1,531,975
Triton Container Finance VIII, Ser 2020-1A, Cl B
3.740%, 09/20/45 (A)	844,167	774,417
TRTX Issuer, Ser 2021-FL4, Cl C
4.399%, ICE LIBOR USD 1 Month + 2.400%, 03/15/38 (A)	10,000,000	9,531,400
VOLT CIII, Ser 2021-CF1, Cl A2
3.967%, 08/25/51 (A)(C)	3,303,000	3,190,486
VR Funding, Ser 2020-1A, Cl A
2.790%, 11/15/50 (A)	6,885,715	6,317,166
VR Funding, Ser 2020-1A, Cl C
6.420%, 11/15/50 (A)	4,093,438	3,877,078

		107,349,511

Student Loan — 0.6%
College Ave Student Loans, Ser 2018-A, Cl A1
3.459%, ICE LIBOR USD 1 Month + 1.200%, 12/26/47 (A)	1,925,232	1,877,666
Commonbond Student Loan Trust, Ser 2017-AGS, Cl A1
2.550%, 05/25/41 (A)	1,458,951	1,438,792
Nelnet Student Loan Trust, Ser 2013-3A, Cl B
3.759%, ICE LIBOR USD 1 Month + 1.500%, 07/25/47 (A)	10,000,000	9,450,037
SLM Student Loan Trust, Ser 2012-7, Cl B
4.059%, ICE LIBOR USD 1 Month + 1.800%, 09/25/43	5,000,000	4,836,139

		17,602,634

Total Asset-Backed Securities (Cost $375,701,590)		368,127,428

MUNICIPAL BONDS — 1.8%
GDB Debt Recovery Authority of Puerto Rico, RB
7.500%, 08/20/40	7,319,594	6,477,841
Mission, Economic Development, RB
8.550%, 12/01/21(D)(E)	2,125,000	21,250
Mission, Economic Development, RB
10.875%, 12/01/28(D)(E)	3,315,000	33,150
9.750%, 12/01/25(D)(E)	3,045,000	30,450
North Texas Tollway Authority, RB
8.410%, 02/01/30	2,005,000	2,399,588
Northwest Independent School District, Ser A, GO, PSF-GTD
1.776%, 02/15/31	2,000,000	1,746,369
1.836%, 02/15/32	1,890,000	1,624,572

The accompanying notes are an integral part of the financial statements.

28

Description	Face Amount	Value
Rhode Island State, Health & Educational System, Providence Public Schools, Ser A, RB, CITY APPROP ST AID WITHHLDG
8.000%, 05/15/29	$5,000,000	$5,009,765
San Juan, Higher Education Finance Authority, RB
8.250%, 08/15/29	4,400,000	4,412,192
State of Illinois, Ser A, GO
3.140%, 10/01/24	14,460,000	14,160,191
Texas State, Public Finance Authority Charter School, Ser 2010-Q, RB
8.125%, 02/15/27	1,900,000	2,094,531
Texas State, Transportation Commission State Highway Fund, RB
4.000%, 10/01/33	3,000,000	3,079,561
Texas State, Transportation Commission State Highway Fund, Ser B-BUILD, RB
5.178%, 04/01/30	3,980,000	4,334,035
University of Texas, Build America Bonds, Ser D, RB
5.134%, 08/15/42	3,000,000	3,419,707

Total Municipal Bonds (Cost $57,770,440)		48,843,202

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.2%
FAMC
1.820%, 08/19/31	5,000,000	4,512,282
FFCB
2.920%, 04/29/26	5,635,000	5,590,503
2.070%, 12/21/40	5,000,000	3,687,176
1.940%, 06/30/31	5,000,000	4,432,464
FHLB
2.625%, 12/08/36	1,000,000	874,440
2.375%, 01/14/37	3,000,000	2,547,366
2.150%, 09/23/36	1,500,000	1,245,770
FNMA
2.250%, 10/30/24	10,000,000	9,842,192

Total U.S. Government Agency Obligations (Cost $36,135,000)		32,732,193

SOVEREIGN DEBT — 1.0%
Argentine Republic Government International Bond
3.625%, 07/09/23 (C)	8,925,940	1,974,298
1.000%, 07/09/29	717,588	167,441
0.500%, 07/09/30 (C)	5,141,000	1,209,723
Colombia Government International Bond
3.250%, 04/22/32	5,000,000	3,887,801
Oman Government International Bond
6.500%, 03/08/47 (A)	15,000,000	12,946,170
Provincia de Buenos Aires
3.900%, 09/01/37 (A)(C)	333,959	103,439
Suriname Government International Bond
12.875%, 12/30/23	8,000,000	6,484,000

Description	Face Amount	Value
Ukraine Government International Bond
7.750%, 09/01/22 (E)	$5,000,000	$1,610,000

Total Sovereign Debt (Cost $38,644,862)		28,382,872

	Shares
COMMON STOCK — 0.6%
Noble Corp*	64,980	1,639,445
Paratus Energy Services Ltd.*(D)	27,367	14,943,121
Seadrill Ltd*	305	8,207

Total Common Stock (Cost $824,060)		16,590,773

	Number of Warrants
WARRANTS — 0.2%
United States — 0.2%
Noble Corp,
Expires 02/05/28*(D)	269,009	3,429,865
Noble Corp,
Expires 02/05/28*(D)	269,009	3,026,351

Total Warrants (Cost $5,218)		6,456,216

Total Investments — 98.8% (Cost $2,811,858,604)		$2,716,684,256

Percentages are based on Net Assets of $2,750,405,845.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities at July 31, 2022 was $1,355,901,628 and represents 49.3% of Net Assets.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on July 31, 2022. The coupon on a step bond changes on a specific date.
(D)	Level 3 security in accordance with fair value hierarchy.
(E)	Security in default on interest payments.

Cl — Class

CLO — Collateralized Loan Obligation

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

IO — Interest Only - face amount represents notional amount

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

MTN — Medium Term Note

PSF-GTD — Texas Public School Fund Guarantee

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of the financial statements.

29

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

USD — U.S. Dollar

The following is a summary of the level of inputs used as of July 31, 2022, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Treasury
Obligations	$792,177,031	$36,526,463	$—	$828,703,494
Collateralized Loan
Obligations	—	496,034,653	—	496,034,653
Corporate Obligations	—	483,751,866	—	483,751,866
Mortgage-Backed
Securities	—	407,061,559	— ^	407,061,559
Asset-Backed
Securities	—	368,127,428	— ^	368,127,428
Municipal Bonds	—	48,758,352	84,850	48,843,202
U.S. Government
Agency Obligations	—	32,732,193	—	32,732,193
Sovereign Debt	—	28,382,872	—	28,382,872
Common Stock	1,647,652	—	14,943,121	16,590,773
Warrants	—	—	6,456,216	6,456,216

Total Investments in Securities	$793,824,683	$1,901,375,386	$21,484,187	$2,716,684,256

^ This category includes securities with a value of $0.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining Value as of July 31, 2022.

	Common Stock		Municipal Bond	Warrants	Total
Balance as of July 31, 2021	$—		$701,100	$3,530,743	$4,231,843
Change in unrealized appreciation/(depreciation)	14,943,121		(616,250)	2,925,473	17,252,344
Realized gain/(loss)	—		—	—	—
Purchases	—	^	—	—	—	^
Sales	—		—	—	—
Net transfer into Level 3	—		—	—	—
Net transfer out of Level 3	—		—	—	—
Ending Balance as of July 31, 2022	$14,943,121		$84,850	$6,456,216	$21,484,187
Change in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$14,943,121		$(616,250)	$2,925,473	$17,252,344

^ Amount is less than $1.

The following table summarizes the quantitative inputs and assumptions used for items categorized as recurring Level 3 assets as of July 31, 2022. The following disclosures also include information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

Category	Market Value at July 31, 2022	Valuation Technique	Unobservable Inputs	Range Input Value(s) (Average Input Value)
Common Stock	$ 14,943,121	Residual equity value	Equity multiple	1
Municipal Bonds	84,850	Estimated liquidation value	Liquidation value	$0.01
Warrants	6,456,216	Broker Quotation	None	$11.25 to $12.75

For more information on valuation inputs, see Note 2—Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

30

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.

Description	Face Amount	Value
CORPORATE OBLIGATIONS — 42.2%
Communication Services — 4.8%
ANGI Group
3.875%, 08/15/28 (A)	$2,000,000	$1,629,998
LCPR Senior Secured Financing DAC
6.750%, 10/15/27 (A)	900,000	873,704
Photo Holdings Merger Sub
8.500%, 10/01/26 (A)	1,500,000	1,102,650
Sprint
7.875%, 09/15/23	1,500,000	1,555,215
T-Mobile USA
3.500%, 04/15/31	3,000,000	2,774,100

		7,935,667

Consumer Discretionary — 17.3%
Airswift Global
10.389%, ICE LIBOR USD 3 Month + 8.500%, 05/12/25 (A)	2,000,000	2,010,000
APX Group
5.750%, 07/15/29 (A)	2,000,000	1,668,156
Beazer Homes USA
7.250%, 10/15/29 (A)	1,000,000	911,890
Block Financial
3.875%, 08/15/30	2,000,000	1,871,443
Bloomin' Brands
5.125%, 04/15/29 (A)	2,500,000	2,193,750
Carvana
4.875%, 09/01/29 (A)	1,000,000	596,950
Choice Hotels International
3.700%, 12/01/29	2,000,000	1,808,999
Dillard's
7.000%, 12/01/28	500,000	523,223
Empire Resorts
7.750%, 11/01/26 (A)	2,000,000	1,770,000
Expedia
3.800%, 02/15/28	2,000,000	1,865,433
Imperial Brands Finance
6.125%, 07/27/27 (A)	500,000	513,439
Jaguar Land Rover Automotive
4.500%, 10/01/27 (A)	2,000,000	1,540,000
MajorDrive Holdings IV
6.375%, 06/01/29 (A)	3,000,000	2,261,730

Description	Face Amount	Value
Marriott International
3.500%, 10/15/32	$2,000,000	$1,785,133
Rent-A-Center
6.375%, 02/15/29 (A)	1,000,000	793,184
Scientific Games International
8.625%, 07/01/25 (A)	2,000,000	2,077,500
STL Holding
7.500%, 02/15/26 (A)	1,500,000	1,331,250
Under Armour
3.250%, 06/15/26	2,000,000	1,834,143
Whirlpool
4.600%, 05/15/50	1,000,000	892,868

		28,249,091

Energy — 3.5%
Murphy Oil
6.875%, 08/15/24	38,000	38,069
5.750%, 08/15/25	2,000,000	2,005,000
Tiger Holdco Pte
13.000%, 06/10/23 (A)	2,084,434	2,074,012
VistaJet Malta Finance
7.875%, 05/01/27 (A)	1,500,000	1,379,175

		5,496,256

Financials — 4.2%
Athene Holding
6.150%, 04/03/30	500,000	518,310
Deutsche Bank MTN
4.296%, USD Swap Semi 30/360 5 Yr Curr + 2.248%, 05/24/28	2,500,000	2,337,114
HSBC Holdings
6.500%, 09/15/37	1,500,000	1,663,936
UBS
5.125%, 05/15/24	1,500,000	1,508,625
Westpac Banking
2.894%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 1.350%, 02/04/30	1,000,000	950,793

		6,978,778

Industrials — 5.0%
Boeing
5.150%, 05/01/30	2,000,000	2,018,852
2.196%, 02/04/26	1,000,000	931,150
Brundage-Bone Concrete Pumping Holdings
6.000%, 02/01/26 (A)	2,500,000	2,238,777
Flowserve
3.500%, 10/01/30	2,000,000	1,726,760
Masco
7.750%, 08/01/29	1,088,000	1,271,053

		8,186,592

Information Technology — 4.3%
Amkor Technology
6.625%, 09/15/27 (A)	1,000,000	995,146
Castle US Holding
9.500%, 02/15/28 (A)	1,000,000	824,662
Consensus Cloud Solutions
6.000%, 10/15/26 (A)	1,000,000	920,000
Diebold Nixdorf
9.375%, 07/15/25 (A)	500,000	388,750
8.500%, 04/15/24	500,000	240,140
Vericast
11.000%, 09/15/26 (A)	950,000	938,125

The accompanying notes are an integral part of the financial statements.

31

Description	Face Amount	Value
VeriSign
4.750%, 07/15/27	$1,000,000	$993,714
Western Digital
2.850%, 02/01/29	2,000,000	1,687,500

		6,988,037

Materials — 0.3%
Mineral Resources
8.125%, 05/01/27 (A)	420,000	417,106

Real Estate — 2.3%
GLP Capital
3.250%, 01/15/32 ‡	2,500,000	2,118,838
Sabra Health Care
3.200%, 12/01/31 ‡	2,000,000	1,635,265

		3,754,103

Utilities — 0.5%
Pacific Gas and Electric
4.500%, 07/01/40	1,000,000	816,526

Total Corporate Obligations (Cost $76,738,015)		68,822,156

COLLATERALIZED LOAN OBLIGATIONS — 24.6%
Apidos CLO XI, Ser 2021-11A, Cl ER3
9.310%, ICE LIBOR USD 3 Month + 6.570%, 04/17/34 (A)	1,000,000	875,050
Audax Senior Debt CLO 6, Ser 2021-6A, Cl B
4.660%, ICE LIBOR USD 3 Month + 1.950%, 10/20/33 (A)	1,000,000	919,383
BCC Middle Market, Ser 2018-1A, Cl B
5.710%, ICE LIBOR USD 3 Month + 3.000%, 10/20/30 (A)	1,000,000	943,355
Benefit Street Partners CLO III, Ser 2017-IIIA, Cl DR
9.310%, ICE LIBOR USD 3 Month + 6.600%, 07/20/29 (A)	2,500,000	2,249,135
Benefit Street Partners III, Ser 2017-IIIA, Cl CR
6.610%, ICE LIBOR USD 3 Month + 3.900%, 07/20/29 (A)	2,000,000	1,902,330
BlueMountain CLO XXX, Ser 2022- 30A, Cl ER
9.028%, TSFR3M + 6.700%, 04/15/35 (A)	2,000,000	1,778,528
Carlyle Global Market Strategies, Ser 2018-1A, Cl CR2
4.540%, ICE LIBOR USD 3 Month + 1.800%, 04/17/31 (A)	1,250,000	1,156,490
CARLYLE US, Ser 2018-1A, Cl B
4.560%, ICE LIBOR USD 3 Month + 1.850%, 04/20/31 (A)	2,000,000	1,853,484

Description	Face Amount	Value
Chenango Park, Ser 2018-1A, Cl B
4.362%, ICE LIBOR USD 3 Month + 1.850%, 04/15/30 (A)	$1,000,000	$934,449
CIFC Funding, Ser 2018-1A, Cl C
4.490%, ICE LIBOR USD 3 Month + 1.750%, 04/18/31 (A)	500,000	464,008
Golub Capital Partners, Ser 2017- 17A, Cl BR
5.683%, ICE LIBOR USD 3 Month + 2.900%, 10/25/30 (A)	1,500,000	1,420,076
Golub Capital Partners, Ser 2017- 21A, Cl CR
5.233%, ICE LIBOR USD 3 Month + 2.450%, 01/25/31 (A)	3,000,000	2,727,813
Golub Capital Partners, Ser 2017- 22A, Cl CR
4.560%, ICE LIBOR USD 3 Month + 1.850%, 01/20/31 (A)	1,500,000	1,396,357
Golub Capital Partners, Ser 2017- 23A, Cl BR
4.260%, ICE LIBOR USD 3 Month + 1.550%, 01/20/31 (A)	1,000,000	971,923
Golub Capital Partners, Ser 2017- 23A, Cl CR
4.510%, ICE LIBOR USD 3 Month + 1.800%, 01/20/31 (A)	2,000,000	1,862,176
Golub Capital Partners, Ser 2017- 24A, Cl DR
5.263%, ICE LIBOR USD 3 Month + 3.900%, 11/05/29 (A)	2,000,000	1,830,996
Golub Capital Partners, Ser 2018- 26A, Cl BR
4.260%, ICE LIBOR USD 3 Month + 1.550%, 04/20/31 (A)	1,000,000	962,377
Golub Capital Partners, Ser 2018- 36A, Cl B
3.013%, ICE LIBOR USD 3 Month + 1.650%, 02/05/31 (A)	2,000,000	1,904,706
Golub Capital Partners, Ser 2018- 36A, Cl C
3.463%, ICE LIBOR USD 3 Month + 2.100%, 02/05/31 (A)	1,500,000	1,387,412
Jay Park, Ser 2018-1A, Cl BR
4.710%, ICE LIBOR USD 3 Month + 2.000%, 10/20/27 (A)	1,000,000	958,321
LCM XXII, Ser 2018-22A, Cl BR
4.710%, ICE LIBOR USD 3 Month + 2.000%, 10/20/28 (A)	1,500,000	1,409,733

The accompanying notes are an integral part of the financial statements.

32

Description	Face Amount	Value
MCF VIII, Ser 2018-1A, Cl B
4.490%, ICE LIBOR USD 3 Month + 1.750%, 07/18/30 (A)	$3,000,000	$2,874,045
OZLM Funding IV, Ser 2017-4A, Cl BR
4.959%, ICE LIBOR USD 3 Month + 2.200%, 10/22/30 (A)	2,000,000	1,904,090
Race Point IX, Ser 2017-9A, Cl BR
4.662%, ICE LIBOR USD 3 Month + 2.150%, 10/15/30 (A)	4,000,000	3,746,880
Race Point IX, Ser 2017-9A, Cl DR
9.412%, ICE LIBOR USD 3 Month + 6.900%, 10/15/30 (A)	2,000,000	1,744,930

Total Collateralized Loan Obligations (Cost $43,069,938)		40,178,047

ASSET-BACKED SECURITIES — 24.5%

Automotive — 15.2%
ACC Auto Trust, Ser 2021-A, Cl D
6.100%, 06/15/29 (A)	1,000,000	952,658
American Credit Acceptance Receivables Trust, Ser 2022-1, Cl F
4.870%, 11/13/28 (A)	2,600,000	2,472,925
Amur Equipment Finance Receivables X, Ser 2022-1A, Cl E
5.020%, 12/20/28 (A)	1,348,000	1,272,863
Avid Automobile Receivables Trust, Ser 2019-1, Cl E
6.760%, 05/17/27 (A)	1,000,000	995,053
Avid Automobile Receivables Trust, Ser 2021-1, Cl F
5.160%, 10/16/28 (A)	2,000,000	1,816,384
CarNow Auto Receivables Trust, Ser 2021-2A, Cl E
4.450%, 02/15/28 (A)	1,000,000	942,885
Carvana Auto Receivables Trust, Ser 2019-1A, Cl E
5.640%, 01/15/26 (A)	1,584,000	1,594,040
Carvana Auto Receivables Trust, Ser 2019-4A, Cl E
4.700%, 10/15/26 (A)	1,000,000	982,227
Carvana Auto Receivables Trust, Ser 2021-N2, Cl E
2.900%, 03/10/28 (A)	2,000,000	1,791,623
CIG Auto Receivables Trust, Ser 2021-1A, Cl E
4.450%, 05/12/28 (A)	1,590,000	1,496,203
CPS Auto Receivables Trust, Ser 2019-B, Cl F
7.480%, 06/15/26 (A)	500,000	499,634
CPS Auto Receivables Trust, Ser 2019-D, Cl E
3.860%, 10/15/25 (A)	2,000,000	1,960,023
DT Auto Owner Trust, Ser 2019- 4A, Cl E
3.930%, 10/15/26 (A)	2,000,000	1,952,212

Description	Face Amount	Value
DT Auto Owner Trust, Ser 2020- 3A, Cl E
3.620%, 10/15/27 (A)	$1,500,000	$1,454,438
Exeter Automobile Receivables Trust, Ser 2022-2A, Cl E
6.340%, 10/15/29 (A)	1,443,000	1,401,642
Foursight Capital Automobile Receivables Trust, Ser 2022-1, Cl E
4.690%, 08/15/29 (A)	1,000,000	930,326
GLS Auto Receivables Issuer Trust, Ser 2021-4A, Cl E
4.430%, 10/16/28 (A)	1,500,000	1,354,698
Tricolor Auto Securitization Trust, Ser 2022-1A, Cl F
9.800%, 07/16/29 (A)	1,000,000	984,683

		24,854,517

Credit Card — 1.7%
Mercury Financial Credit Card Master Trust, Ser 2022-1A, Cl C
5.200%, 09/21/26 (A)	2,000,000	1,815,179
Mission Lane Credit Card Master Trust, Ser 2021-A, Cl B
2.240%, 09/15/26 (A)	1,000,000	966,089

		2,781,268

Other Asset-Backed Securities — 7.6%
BHG Securitization Trust, Ser 2022-B, Cl D
6.690%, 06/18/35 (A)	1,000,000	959,393
CP EF Asset Securitization I, Ser 2022-1A, Cl A
5.960%, 04/15/30 (A)	955,800	954,152
Credibly Asset Securitization II, Ser 2021-1A, Cl B
3.380%, 04/15/26 (A)	524,000	480,595
Harley Marine Financing, Ser 2018-1A, Cl A2
5.682%, 05/15/43 (A)	1,738,945	1,696,974
Kapitus Asset Securitization, Ser 2022-1A, Cl A
3.382%, 07/10/28 (A)	1,500,000	1,419,216
Mosaic Solar Loans, Ser 2017-2A, Cl B
4.770%, 06/22/43 (A)	225,015	218,988
NMEF Funding, Ser 2021-A, Cl D
5.780%, 12/15/27 (A)	1,300,000	1,251,176
Pawnee Equipment Receivables, Ser 2019-1, Cl E
3.800%, 01/15/26 (A)	1,500,000	1,448,271
Pawneee Equipment Receivables, Ser 2021-1, Cl E
5.210%, 05/15/28 (A)	353,000	320,329
Pawneee Equipment Receivables, Ser 2022-1, Cl C
6.010%, 07/17/28 (A)	1,000,000	999,735
Sapphire Aviation Finance I, Ser 2018-1A, Cl B
5.926%, 03/15/40 (A)	285,963	209,662
SCF Equipment Leasing, Ser 2021-1A, Cl D
1.930%, 09/20/30 (A)	1,500,000	1,367,320

The accompanying notes are an integral part of the financial statements.

33

Description	Face Amount	Value
Stack Infrastructure Issuer Series, Ser 2019-1A, Cl A2
4.540%, 02/25/44 (A)	$965,833	$960,349

		12,286,160

Total Asset-Backed Securities (Cost $40,893,445)		39,921,945

MORTGAGE-BACKED SECURITIES — 11.0%
Commercial Mortgage-Backed Obligation — 6.9%
Benchmark Mortgage Trust, Ser 2020-B21, Cl D
2.000%, 12/17/53 (A)	1,000,000	661,867
BXMT, Ser 2020-FL2, Cl A
2.973%, TSFR1M + 1.014%, 02/15/38 (A)	1,000,000	983,795
Cold Storage Trust, Ser 2020-ICE5, Cl E
4.765%, ICE LIBOR USD 1 Month + 2.766%, 11/15/37 (A)	982,991	952,143
Commercial Mortgage Trust, Ser 2014-UBS6, Cl C
4.440%, 12/10/47 (B)	1,000,000	958,297
Commercial Mortgage Trust, Ser 2015-DC1, Cl D
4.298%, 02/10/48 (A)(B)	1,517,000	1,258,250
FREMF Mortgage Trust, Ser 2016- K54, Cl C
4.051%, 04/25/48 (A)(B)	1,000,000	971,190
FREMF Mortgage Trust, Ser 2016- K722, Cl B
3.887%, 07/25/49 (A)(B)	1,500,000	1,493,899
FREMF Mortgage Trust, Ser 2017- K70, Cl B
3.808%, 12/25/49 (A)(B)	2,000,000	1,957,209
FREMF Mortgage Trust, Ser 2017- K71, Cl B
3.753%, 11/25/50 (A)(B)	1,250,000	1,216,066
WFRBS Commercial Mortgage Trust, Ser 2014-C25, Cl D
3.803%, 11/15/47 (A)(B)	1,000,000	877,155

		11,329,871

Non-Agency Residential Mortgage-Backed Obligation — 4.1%
PRET, Ser 2021-RN3, Cl A1
1.843%, 09/25/51 (A)(C)	866,742	812,309
PRET, Ser 2021-RN4, Cl A2
5.194%, 10/25/51 (A)(B)	1,850,000	1,769,505
Pretium Mortgage Credit Partners I, Ser 2021-NPL1, Cl A2
4.213%, 09/27/60 (A)(C)	1,000,000	945,651
Pretium Mortgage Credit Partners, Ser 2021-NPL3, Cl A2
3.721%, 07/25/51 (A)(C)	500,000	441,701
PRPM, Ser 2021-10, Cl A2
4.826%, 10/25/26 (A)(C)	1,000,000	906,346
RCO VI Mortgage, Ser 2022-1, Cl A2
5.250%, 01/25/27 (A)(C)	1,000,000	885,439

Description	Face Amount	Value
VOLT, Ser 2021-CF2, Cl A2
5.316%, 11/27/51 (A)(C)	$1,000,000	$949,223

		6,710,174

Total Mortgage-Backed Securities (Cost $18,712,334)		18,040,045

	Shares

COMMON STOCK — 0.0%
Erickson*(D)	3,761	35,165

Total Common Stock (Cost $1,829,568)		35,165

PREFERRED STOCK — 0.0%

Communication Services — 0.0%
MYT Holding LLC
10.000%, 06/07/29 *(A)	64,528	70,013

Total Preferred Stock (Cost $64,528)		70,013

Total Investments — 102.3% (Cost $181,307,828)		$167,067,371

Percentages are based on Net Assets of $163,280,570.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities at July 31, 2022 was $128,701,707 and represents 78.8% of Net Assets.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on July 31, 2022. The coupon on a step bond changes on a specific date.
(D)	Level 3 security in accordance with fair value hierarchy.

Cl — Class

CLO — Collateralized Loan Obligation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

MTN — Medium Term Note

Ser — Series

USD — U.S. Dollar

The accompanying notes are an integral part of the financial statements.

34

The following is a summary of the level of inputs used as of July 31, 2022, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Obligations	$—	$68,822,156	$—	$68,822,156
Collateralized Loan Obligations	—	40,178,047	—	40,178,047
Asset-Backed Securities	—	39,921,945	—	39,921,945
Mortgage-Backed Securities	—	18,040,045	—	18,040,045
Common Stock	—	—	35,165	35,165
Preferred Stock	—	70,013	—	70,013

Total Investments in Securities	$—	$167,032,206	$35,165	$167,067,371

(1) A reconciliation of Level 3 investments is presented when the fund has significant amount of Level 3 investments at the end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2—Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

35

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.

Description	Face Amount	Value
ASSET-BACKED SECURITIES — 56.6%
Automotive — 32.0%
ACC Auto Trust, Ser 2021-A, Cl A
1.080%, 04/15/27 (A)	$757,373	$744,885
American Credit Acceptance Receivables Trust, Ser 2020-4, Cl C
1.310%, 12/14/26 (A)	8,108,230	7,987,640
American Credit Acceptance Receivables Trust, Ser 2021-4, Cl A
0.450%, 09/15/25 (A)	955,970	944,350
American Credit Acceptance Receivables Trust, Ser 2022-2, Cl C
4.410%, 06/13/28 (A)	2,000,000	1,961,493
Arivo Acceptance Auto Loan Receivables Trust, Ser 2021-1A, Cl A
1.190%, 01/15/27 (A)	698,978	679,559
Arivo Acceptance Auto Loan Receivables Trust, Ser 2022-1A, Cl A
3.930%, 05/15/28 (A)	877,024	865,362
Avid Automobile Receivables Trust, Ser 2021-1, Cl D
1.990%, 04/17/28 (A)	1,300,000	1,186,930
Canadian Pacer Auto Receivables Trust, Ser 2020-1A, Cl C
2.490%, 05/19/26 (A)	5,000,000	4,855,166
Canadian Pacer Auto Receivables Trust, Ser 2021-1A, Cl A3
0.500%, 10/20/25 (A)	2,500,000	2,414,425
Canadian Pacer Auto Receivables Trust, Ser 2021-1A, Cl A4
0.820%, 07/20/26 (A)	3,070,000	2,839,527
Canadian Pacer Auto Receivables Trust, Ser 2021-1A, Cl C
1.460%, 12/20/27 (A)	2,000,000	1,854,751

Description	Face Amount	Value
CarNow Auto Receivables Trust, Ser 2021-2A, Cl B
1.300%, 01/15/26 (A)	$5,500,000	$5,367,788
Carvana Auto Receivables Trust, Ser 2021-N2, Cl D
1.270%, 03/10/28	6,540,000	6,219,579
Credit Acceptance Auto Loan Trust, Ser 2021-3A, Cl A
1.000%, 05/15/30 (A)	2,590,000	2,478,172
Credit Acceptance Auto Loan Trust, Ser 2021-3A, Cl C
1.630%, 09/16/30 (A)	1,700,000	1,568,708
DT Auto Owner Trust, Ser 2020- 1A, Cl D
2.550%, 11/17/25 (A)	5,500,000	5,361,762
DT Auto Owner Trust, Ser 2020- 3A, Cl C
1.470%, 06/15/26 (A)	1,410,000	1,372,584
DT Auto Owner Trust, Ser 2022- 1A, Cl A
1.580%, 04/15/26 (A)	1,747,508	1,722,532
DT Auto Owner Trust, Ser 2022- 2A, Cl D
5.460%, 03/15/28 (A)	4,000,000	3,928,491
Exeter Automobile Receivables Trust, Ser 2021-1A, Cl D
1.080%, 11/16/26	2,500,000	2,369,938
Exeter Automobile Receivables Trust, Ser 2021-2A, Cl B
0.570%, 09/15/25	544,000	536,391
First Investors Auto Owner Trust, Ser 2022-1A, Cl A
2.030%, 01/15/27 (A)	1,995,868	1,953,331
Foursight Capital Automobile Receivables Trust, Ser 2020-1, Cl D
2.600%, 01/15/26 (A)	2,100,000	2,065,185
Foursight Capital Automobile Receivables Trust, Ser 2021-2, Cl D
1.920%, 09/15/27 (A)	5,500,000	5,085,561
Foursight Capital Automobile Receivables Trust, Ser 2022-1, Cl D
3.070%, 05/15/28 (A)	4,780,000	4,437,925
GLS Auto Receivables Issuer Trust, Ser 2020-3A, Cl B
1.380%, 08/15/24 (A)	55,371	55,325
GLS Auto Receivables Issuer Trust, Ser 2021-1A, Cl D
1.680%, 01/15/27 (A)	6,000,000	5,636,902
GLS Auto Receivables Issuer Trust, Ser 2021-3A, Cl D
1.480%, 07/15/27 (A)	3,000,000	2,731,905
GLS Auto Receivables Issuer Trust, Ser 2021-4A, Cl A
0.840%, 07/15/25 (A)	1,167,758	1,147,637
GLS Auto Receivables Trust, Ser 2021-2A, Cl D
1.420%, 04/15/27 (A)	1,020,000	937,600

The accompanying notes are an integral part of the financial statements.

36

Description	Face Amount	Value
Hertz Vehicle Financing III, Ser 2021-2A, Cl A
1.680%, 12/27/27 (A)	$11,000,000	$9,951,243
Hertz Vehicle Financing, Ser 2021- 1A, Cl A
1.210%, 12/26/25 (A)	3,000,000	2,808,043
Octane Receivables Trust, Ser 2021-1A, Cl A
0.930%, 03/22/27 (A)	1,212,613	1,178,918
Octane Receivables Trust, Ser 2021-2A, Cl A
1.210%, 09/20/28 (A)	1,239,297	1,197,328
Prestige Auto Receivables Trust, Ser 2021-1A, Cl D
2.080%, 02/15/28 (A)	4,000,000	3,685,784
Santander Drive Auto Receivables Trust, Ser 2022-2, Cl C
3.760%, 07/16/29	3,000,000	2,938,402
United Auto Credit Securitization Trust, Ser 2021-1, Cl C
0.840%, 06/10/26 (A)	5,500,000	5,407,938
United Auto Credit Securitization Trust, Ser 2022-2, Cl D
6.840%, 01/10/28 (A)	3,000,000	3,006,196
Westlake Automobile Receivables Trust, Ser 2020-2A, Cl D
2.760%, 01/15/26 (A)	4,500,000	4,399,515
Westlake Automobile Receivables Trust, Ser 2020-3A, Cl C
1.240%, 11/17/25 (A)	1,000,000	976,456
Westlake Automobile Receivables Trust, Ser 2021-1A, Cl D
1.230%, 04/15/26 (A)	11,000,000	10,409,232

		127,270,459

Credit Card — 8.2%
Avant Credit Card Master Trust, Ser 2021-1A, Cl A
1.370%, 04/15/27 (A)	1,220,000	1,121,209
Capital One Multi-Asset Execution Trust, Ser 2019-A3, Cl A3
2.060%, 08/15/28	10,000,000	9,573,916
CARDS II Trust, Ser 2021-1A, Cl B
0.931%, 04/15/27 (A)	7,250,000	6,876,264
Continental Finance Credit Card ABS Master Trust, Ser 2021-A, Cl A
2.550%, 12/17/29 (A)	5,000,000	4,725,996
Genesis Sales Finance Master Trust, Ser 2021-AA, Cl A
1.200%, 12/21/26 (A)	2,000,000	1,904,594
Master Credit Card Trust II, Ser 2020-1A, Cl C
2.590%, 09/21/24 (A)	2,519,000	2,485,535
Trillium Credit Card Trust II, Ser 2021-1A, Cl B
2.026%, 10/26/29 (A)	6,500,000	5,995,469

		32,682,983

Other Asset-Backed Securities — 13.0%
Amur Equipment Finance Receivables IX, Ser 2021-1A, Cl C
1.750%, 06/21/27 (A)	2,000,000	1,877,725

Description	Face Amount	Value
Amur Equipment Finance Receivables VIII, Ser 2020-1A, Cl B
2.500%, 03/20/26 (A)	$1,384,090	$1,358,931
Amur Equipment Finance Receivables X, Ser 2022-1A, Cl C
2.370%, 04/20/28 (A)	2,000,000	1,874,986
Amur Equipment Finance Receivables X, Ser 2022-1A, Cl D
2.910%, 08/21/28 (A)	2,000,000	1,870,487
Aqua Finance Trust, Ser 2021-A, Cl B
2.400%, 07/17/46 (A)	1,000,000	871,919
BHG Securitization Trust, Ser 2021-B, Cl A
0.900%, 10/17/34 (A)	1,335,596	1,265,650
BHG Securitization Trust, Ser 2022-B, Cl A 3.750%, 06/18/35 (A)	965,023	957,244
CLI Funding VI, Ser 2020-1A, Cl A
2.080%, 09/18/45 (A)	2,018,750	1,833,257
CP EF Asset Securitization I, Ser 2022-1A, Cl A
5.960%, 04/15/30 (A)	3,823,200	3,816,610
Diamond Resorts Owner Trust, Ser 2019-1A, Cl A
2.890%, 02/20/32 (A)	522,804	512,984
Marlette Funding Trust, Ser 2021- 2A, Cl C
1.500%, 09/15/31 (A)	2,000,000	1,864,533
Mosaic Solar Loan Trust, Ser 2021-3A, Cl B
1.920%, 06/20/52 (A)	872,216	760,940
Mosaic Solar Loans, Ser 2017-1A, Cl A
4.450%, 06/20/42 (A)	231,427	227,939
New Economy Assets Phase 1 Sponsor, Ser 2021-1, Cl A1
1.910%, 10/20/61 (A)	2,000,000	1,764,834
Oportun Issuance Trust, Ser 2021- B, Cl A
1.470%, 05/08/31 (A)	1,750,000	1,623,455
Oportun Issuance Trust, Ser 2022- A, Cl C
7.400%, 06/09/31 (A)	2,030,000	1,992,243
Pawnee Equipment Receivables, Ser 2019-1, Cl D
2.860%, 10/15/24 (A)	5,000,000	4,840,768
Pawnee Equipment Receivables, Ser 2020-1, Cl A
1.370%, 11/17/25 (A)	1,051,438	1,037,021
Pawneee Equipment Receivables, Ser 2022-1, Cl C
6.010%, 07/17/28 (A)	5,000,000	4,998,673
SCF Equipment Leasing, Ser 2020-1A, Cl B
2.020%, 03/20/28 (A)	2,000,000	1,892,540
SCF Equipment Leasing, Ser 2021-1A, Cl D
1.930%, 09/20/30 (A)	2,600,000	2,370,022

The accompanying notes are an integral part of the financial statements.

37

Description	Face Amount	Value
Sierra Timeshare Receivables Funding, Ser 2021-2A, Cl B
1.800%, 09/20/38 (A)	$2,932,273	$2,766,727
Vantage Data Centers Issuer, Ser 2018-2A, Cl A2
4.196%, 11/16/43 (A)	3,853,333	3,818,969
VFI ABS, Ser 2022-1A, Cl A
2.230%, 03/24/28 (A)	2,305,788	2,257,595
Westgate Resorts, Ser 2022-1A, Cl C
2.488%, 08/20/36 (A)	3,453,227	3,299,656

		51,755,708

Student Loan — 3.4%
AccessLex Institute, Ser 2002-A, Cl A2
4.313%, 09/25/37 (B)	100,000	99,405
Commonbond Student Loan Trust, Ser 2017-AGS, Cl A1
2.550%, 05/25/41 (A)	564,267	556,470
Commonbond Student Loan Trust, Ser 2021-BGS, Cl B
1.640%, 09/25/51 (A)	992,017	916,435
Nelnet Student Loan Trust, Ser 2012-6A, Cl B
3.759%, ICE LIBOR USD 1 Month + 1.500%, 08/26/52 (A)	3,000,000	2,999,966
Nelnet Student Loan Trust, Ser 2013-3A, Cl B
3.759%, ICE LIBOR USD 1 Month + 1.500%, 07/25/47 (A)	4,000,000	3,780,015
Nelnet Student Loan Trust, Ser 2015-3A, Cl B
3.759%, ICE LIBOR USD 1 Month + 1.500%, 06/25/54 (A)	3,000,000	2,769,115
Prodigy Finance DAC, Ser 2021- 1A, Cl A
3.509%, ICE LIBOR USD 1 Month + 1.250%, 07/25/51 (A)	575,768	565,106
SLM Student Loan Trust, Ser 2013-2, Cl B
3.759%, ICE LIBOR USD 1 Month + 1.500%, 06/25/43	2,000,000	1,865,077

		13,551,589

Total Asset-Backed Securities (Cost $235,343,276)		225,260,739

U.S. TREASURY OBLIGATIONS — 21.3%
U.S. Treasury Note
1.500%, 01/15/23	40,000,000	39,748,438
1.125%, 01/15/25	10,000,000	9,589,062
0.750%, 05/31/26	10,000,000	9,265,234
0.250%, 05/31/25	28,000,000	26,031,250

Total U.S. Treasury Obligations (Cost $87,821,569)		84,633,984

Description	Face Amount	Value
CORPORATE OBLIGATIONS — 17.4%

Consumer Discretionary — 0.8%
Hyatt Hotels
5.625%, 04/23/25	$3,000,000	$3,059,235

Financials — 6.5%
Bank of America MTN
1.319%, U.S. SOFR + 1.150%, 06/19/26	5,000,000	4,612,354
Capital One Financial
4.200%, 10/29/25	10,000,000	10,008,604
Danske Bank
3.875%, 09/12/23 (A)	4,205,000	4,189,684
Deutsche Bank NY
2.222%, U.S. SOFR + 2.159%, 09/18/24	2,000,000	1,932,743
Wells Fargo MTN
2.406%, U.S. SOFR + 1.087%, 10/30/25	5,000,000	4,811,875

		25,555,260

Industrials — 3.4%
AerCap Ireland Capital DAC
1.750%, 01/30/26	5,000,000	4,442,737
1.750%, 10/29/24	1,000,000	926,975
Boeing
4.875%, 05/01/25	4,000,000	4,059,448
3.100%, 05/01/26	4,290,000	4,112,813

		13,541,973

Information Technology — 4.9%
Broadcom
3.150%, 11/15/25	8,000,000	7,835,637
Kyndryl Holdings
2.050%, 10/15/26 (A)	8,000,000	6,756,800
Molex Electronic Technologies
3.900%, 04/15/25 (A)	5,110,000	5,043,979

		19,636,416

Real Estate — 1.8%
Corporate Office Properties
2.250%, 03/15/26 ‡	3,000,000	2,736,640
Equinix
1.000%, 09/15/25 ‡	5,000,000	4,556,767

		7,293,407

Total Corporate Obligations (Cost $73,888,439)		69,086,291

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.8%
FHLB
3.000%, 05/17/24 to 05/17/27 (C)	11,000,000	10,952,187

Total U.S. Government Agency Obligations (Cost $11,000,000)		10,952,187

MORTGAGE-BACKED SECURITIES — 1.6%

Commercial Mortgage-Backed Obligation — 1.6%
Benchmark Mortgage Trust, Ser 2020-B19, Cl A2
1.691%, 09/15/53	1,305,000	1,221,772

The accompanying notes are an integral part of the financial statements.

38

Description	Face Amount	Value
Cold Storage Trust, Ser 2020-ICE5, Cl A 2.899%, ICE LIBOR USD
1 Month + 0.900%, 11/15/37 (A)	$5,406,448	$5,285,646

Total Mortgage-Backed Securities (Cost $6,748,859)		6,507,418

Total Investments — 99.7% (Cost $414,802,143)		$396,440,619

Percentages are based on Net Assets of $397,792,882.

‡	Real Estate Investment Trust
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities at July 31, 2022 was $222,934,140 and represents 56.0% of Net Assets.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on July 31, 2022. The coupon on a step bond changes on a specific date.

ABS — Asset-Backed Security

Cl — Class

FHLB — Federal Home Loan Bank

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

Ser — Series

SOFR — Secured Overnight Financing Rate

USD — U.S. Dollar

The following is a summary of the level of inputs used as of July 31, 2022, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset-Backed
Securities	$—	$225,260,739	$—	$225,260,739
U.S. Treasury Obligations	84,633,984	—	—	84,633,984
Corporate Obligations	—	69,086,291	—	69,086,291
U.S. Government Agency Obligations	—	10,952,187	—	10,952,187
Mortgage-Backed Securities	—	6,507,418	—	6,507,418
Total Investments in

Securities	$84,633,984	$311,806,635	$—	$396,440,619

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

39

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.

Description	Face Amount	Value
MUNICIPAL BONDS — 88.1%
California — 4.0%
California State, Municipal Finance Authority, Ser A, RB (A)
5.000%, 03/01/25	$930,000	$931,781
California State, School Finance Authority, RB(A)
5.350%, 08/01/24	285,000	289,460
Mount Diablo Unified School District, Ser A, GO
4.000%, 08/01/31	100,000	112,122

		1,333,363

Colorado — 4.4%
El Paso County, School District No. 49 Falcon, Ser A, COP
5.000%, 12/15/24	525,000	563,166
El Paso County, School District No. 49 Falcon, Ser B, COP
5.000%, 12/15/24	300,000	321,809
5.000%, 12/15/26	500,000	562,064

		1,447,039

District of Columbia — 1.3%
District of Columbia, RB
4.000%, 10/01/22	445,000	445,792

Idaho — 1.2%
Idaho State, Housing & Finance Association, RB (A)
4.000%, 07/01/26	400,000	406,446

Illinois — 2.4%
Lee & Ogle Counties, School District No. 170 Dixon, GO, BAM
4.000%, 01/30/25	760,000	798,948

Kansas — 4.3%
Geary County, GO
5.000%, 09/01/25	1,300,000	1,417,491

Louisiana — 1.5%
State of Louisiana Gasoline & Fuels Tax Revenue, Ser A, RB
0.600%, 05/01/43(B)	500,000	489,091

Description	Face Amount	Value
Michigan — 3.7%
Taylor, Brownfield Redevelopment Authority, RB, NATL
4.000%, 05/01/28	$1,175,000	$1,212,996

Minnesota — 0.7%
Minnesota State, Housing Finance Agency, Ser A, RB, GNMA
2.600%, 09/01/42	226,683	218,393

Ohio — 0.5%
City of Medina Ohio, GO
4.000%, 12/01/32	140,000	155,581

Oklahoma — 3.2%
University of Oklahoma, Ser C, RB
5.000%, 07/01/35	1,000,000	1,070,098

South Carolina — 4.4%
Hilton Head Island, Ser C, GO, ST AID WITHHLDG
2.250%, 03/01/33	530,000	485,916
2.125%, 03/01/32	520,000	481,616
2.000%, 03/01/30	495,000	470,658

		1,438,190

Texas — 56.5%
Azle Independent School District, GO, PSF-GTD
4.000%, 02/15/47	500,000	512,821
Board of Regents of the University of Texas System, Ser A, RB
2.000%, 08/15/36	1,000,000	812,696
Central Texas Turnpike System, Sub-Ser C, RB
5.000%, 08/15/42	1,000,000	1,026,832
Clifton, Higher Education Finance, RB, PSF-GTD
5.000%, 08/15/25	700,000	744,527
Clifton, Higher Education Finance, Ser A, RB
3.375%, 12/01/24	780,000	780,275
Clifton, Higher Education Finance, Ser B, RB
5.000%, 08/15/25	460,000	493,710
4.000%, 08/15/22	525,000	525,403
4.000%, 08/15/23	500,000	509,745
Crandall Independent School District, GO, PSF-GTD
4.000%, 08/15/48	500,000	507,589
Cypress-Fairbanks Independent School District, Ser A, GO, PSF-GTD
5.000%, 02/15/30	1,000,000	1,167,034
Dallas Area, Rapid Transit, Ser A, RB
5.000%, 12/01/22	1,000,000	1,011,996
Downtown Redevelopment Authority, TA, BAM
5.000%, 09/01/25	1,000,000	1,078,234
Downtown Redevelopment Authority, TA, BAM
5.000%, 09/01/29	1,000,000	1,079,888
El Paso County, Hospital District, GO
5.000%, 08/15/25	1,070,000	1,154,602

The accompanying notes are an integral part of the financial statements.

40

Description	Face Amount	Value
Georgetown Independent School District, Ser B-REMK, GO, PSF-GTD
2.000%, 08/01/41(B)	$500,000	$500,133
La Vernia, Higher Education Finance, Ser A, RB (A)
5.250%, 08/15/35	1,435,000	1,523,126
La Vernia, Higher Education Finance, Ser A, RB (A)(C)
4.200%, 08/15/25	425,000	440,167
Love Field Airport Modernization, RB, AMT
5.000%, 11/01/22	1,000,000	1,007,579
Lower Colorado River Authority, RB
5.000%, 05/15/39	1,000,000	1,119,773
San Antonio, Public Facilities, RB
5.000%, 09/15/26	1,000,000	1,003,073
Seminole, Hospital District, GO
4.000%, 02/15/31	545,000	567,766
Texas A&M University, Permanent University Fund, Ser B, RB
5.000%, 07/01/34	1,000,000	1,078,289

		18,645,258

Total Municipal Bonds (Cost $28,948,694)		29,078,686

Total Investments — 88.1% (Cost $28,948,694)		$29,078,686

Percentages are based on Net Assets of $32,988,902.

(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities at July 31, 2022 was $3,590,980 and represents 10.9% of Net Assets.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Escrowed to Maturity

AMT — Alternative Minimum Tax (subject to)

BAM — Build America Mutual

COP — Certificate of Participation

GNMA — Government National Mortgage Association

GO — General Obligation

PSF-GTD — Texas Public School Fund Guarantee

NATL — National Public Finance Guaranty Corporation

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

As of July 31, 2022, all of the Fund’s investments in securities were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

41

	Growth Equity Fund		Total Return Bond Fund	Credit Fund
Assets:
Investments at Value		$326,833,106	$2,716,684,256	$167,067,371
Cash		9,339,590	22,037,316	2,472,455
Receivable for Investment Securities Sold		2,368,098	31,835	–
Receivable for Capital Shares Sold		398,108	2,389,942	193,831
Dividends and Interest Receivable		49,941	15,284,433	1,478,595
Foreign Tax Reclaim Receivable		3,912	–	–
Cash Collateral on Futures Contracts		–	38,359	–
Prepaid Expenses		22,634	43,484	21,161

Total Assets		339,015,389	2,756,509,625	171,233,413

Liabilities:
Payable Due to Investment Adviser		135,603	814,420	72,610
Payable Due to Administrator		19,725	169,224	10,561
Payable Due to Distributor - Investor Class Shares		10,002	60,203	3,810
Payable Due to Distributor - A Class Shares		–	2,041	285
Shareholder Servicing Fees Payable - A Class Shares		–	603	210
Payable for Capital Shares Redeemed		584,492	726,807	6,781,969
Professional Fees Payable		37,705	113,809	55,308
Transfer Agent Fees Payable		10,303	74,045	9,308
Payable Due to Trustees		2,661	23,288	1,449
Chief Compliance Officer Fees Payable		667	5,838	363
Pricing Fees Payable		444	33,624	11,781
Payable for Investment Securities Purchased		–	3,998,938	999,735
Other Accrued Expenses		9,245	80,940	5,454

Total Liabilities		810,847	6,103,780	7,952,843

Net Assets		$338,204,542	$2,750,405,845	$163,280,570

NET ASSETS:
Paid-in Capital		$124,878,055	$3,026,610,398	$179,323,601
Total Distributable Earnings (Accumulated Loss)		213,326,487	(276,204,553)	(16,043,031)

Net Assets		$338,204,542	$2,750,405,845	$163,280,570

Institutional Class Shares:
Net Assets		$287,799,306	$2,437,441,010	$143,810,462

Outstanding Shares of Beneficial Interest
(unlimited authorization - no par value)		18,827,591	251,198,485	15,784,633
Net Asset Value, Offering and Redemption Price Per Share		$15.29	$9.70	$9.11

Investor Class Shares:
Net Assets		$50,405,236	$302,887,138	$18,379,788

Outstanding Shares of Beneficial Interest
(unlimited authorization - no par value)		3,379,860	31,229,072	2,020,832
Net Asset Value, Offering and Redemption Price Per Share		$14.91	$9.70	$9.10

A Class Shares:
Net Assets	$	N/A	$10,077,697	$1,090,320

Outstanding Shares of Beneficial Interest
(unlimited authorization - no par value)		N/A	1,040,082	119,932
Net Asset Value, Offering and Redemption Price Per Share	$	N/A	$9.69	$9.09

Maximum Offering Price Per Share — Class A	$	N/A	$10.01	$9.30

Cost of Investments		$141,434,951	$2,811,858,604	$181,307,828

“N/A” designates that the Fund does not offer this class.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

	Low Duration Bond Fund	Municipal Bond Fund
Assets:
Investments at Value	$396,440,619	$29,078,686
Cash	5,364,271	3,491,814
Dividends and Interest Receivable	911,319	404,141
Receivable for Capital Shares Sold	553,036	50,500
Prepaid Expenses	24,429	18,487

Total Assets	403,293,674	33,043,628

Liabilities:
Payable Due to Investment Adviser	102,378	6,989
Payable Due to Administrator	24,819	2,033
Payable Due to Distributor - Investor Class Shares	4,592	897
Payable for Investment Securities Purchased	4,998,673	–
Payable for Capital Shares Redeemed	293,255	–
Professional Fees Payable	43,136	37,682
Transfer Agent Fees Payable	11,583	4,667
Pricing Fees Payable	6,137	1,139
Payable Due to Trustees	3,429	279
Chief Compliance Officer Fees Payable	860	70
Other Accrued Expenses	11,930	970

Total Liabilities	5,500,792	54,726

Net Assets	$397,792,882	$32,988,902

NET ASSETS:
Paid-in Capital	$418,699,877	$32,707,684
Total Distributable Earnings (Accumulated Loss)	(20,906,995)	281,218

Net Assets	$397,792,882	$32,988,902

Institutional Class Shares:
Net Assets	$375,615,029	$28,356,654

Outstanding Shares of Beneficial Interest
(unlimited authorization - no par value)	38,296,293	2,953,752
Net Asset Value, Offering and Redemption Price Per Share	$9.81	$9.60

Investor Class Shares:
Net Assets	$22,177,853	$4,632,248

Outstanding Shares of Beneficial Interest
(unlimited authorization - no par value)	2,260,454	482,357
Net Asset Value, Offering and Redemption Price Per Share	$9.81	$9.60

Cost of Investments	$414,802,143	$28,948,694

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

	Growth Equity Fund	Total Return Bond Fund	Credit Fund

Investment Income:
Dividend Income	$2,111,706	$–	$–
Interest Income	–	116,392,842	9,130,035
Foreign Taxes Withheld	(7,020)	–	–

Total Investment Income	2,104,686	116,392,842	9,130,035

Expenses:
Investment Advisory Fees	2,031,405	10,371,602	900,668
Administration Fees	296,733	2,164,441	131,575
Distribution Fees - Investor Class Shares	151,301	860,667	41,787
Distribution Fees - A Class Shares	N/A	22,438	2,656
Trustees’ Fees	12,686	94,976	5,756
Chief Compliance Officer Fees	2,281	17,288	1,056
Shareholder Servicing Fees	N/A	6,283	N/A
Transfer Agent Fees	62,239	414,006	53,042
Professional Fees	52,016	214,975	62,311
Registration Fees	47,881	102,126	52,358
Printing Fees	17,154	139,190	8,473
Custodian Fees	5,136	34,223	2,922
Pricing Fees	1,804	135,775	45,895
Insurance and Other Expenses	14,339	96,419	7,983

Total Expenses	2,694,975	14,674,409	1,316,482
Less: Fees Paid Indirectly	(348)	(5,083)	(131)

Net Expenses	2,694,627	14,669,326	1,316,351

Net Investment Income/(Loss)	(589,941)	101,723,516	7,813,684

Net Realized Gain/(Loss) on:
Investments	36,046,103	(61,048,573)	(580,860)
Futures Contracts	–	(340)	–

Net Realized Gain/(Loss) on Investments	36,046,103	(61,048,913)	(580,860)

Net Change in Unrealized Appreciation (Depreciation) on Investments	(98,478,039)	(142,001,416)	(18,917,925)

Net Realized and Unrealized Loss on Investments	(62,431,936)	(203,050,329)	(19,498,785)

Decrease in Net Assets Resulting from Operations	$(63,021,877)	$(101,326,813)	$(11,685,101)

Amounts designated as “—” are $0.

“N/A” designates that the Fund does not offer this class.

The accompanying notes are an integral part of the financial statements.

	Low Duration Bond Fund	Municipal Bond Fund
Investment Income:
Interest Income	$7,909,746	$1,128,416

Total Investment Income	7,909,746	1,128,416

Expenses:
Investment Advisory Fees	1,354,279	94,307
Administration Fees	329,717	27,551
Distribution Fees - Investor Class Shares	64,942	11,755
Trustees’ Fees	14,300	1,203
Chief Compliance Officer Fees	2,593	214
Transfer Agent Fees	66,204	27,577
Registration Fees	61,512	39,750
Professional Fees	59,301	39,727
Pricing Fees	24,681	4,751
Printing Fees	19,483	1,488
Custodian Fees	6,655	738
Insurance and Other Expenses	15,731	2,820

Total Expenses	2,019,398	251,881
Less: Fees Paid Indirectly	(348)	(19)

Net Expenses	2,019,050	251,862

Net Investment Income	5,890,696	876,554

Net Realized Gain/(Loss) from Investments	(1,967,170)	112,898

Net Change in Unrealized Appreciation (Depreciation) on Investments	(25,064,673)	(2,136,422)

Net Realized and Unrealized Loss on Investments	(27,031,843)	(2,023,524)

Decrease in Net Assets Resulting from Operations	$(21,141,147)	$(1,146,970)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

	Growth Equity Fund
	Year ended July 31, 2022	Year ended July 31, 2021
Operations:
Net Investment Income (Loss)	$(589,941)	$(414,072)
Net Realized Gain on Investments	36,046,103	50,405,514
Net Change in Unrealized Appreciation (Depreciation)	(98,478,039)	66,508,904

Net Increase (Decrease) in Net Assets Resulting from Operations	(63,021,877)	116,500,346

Distributions:
Institutional Class Shares	(44,836,558)	(12,687,207)
Investor Class Shares	(7,846,870)	(2,146,616)
A Class Shares	N/A	N/A

Total Distributions	(52,683,428)	(14,833,823)

Capital Share Transactions:

Institutional Class Shares:
Issued	42,685,728	30,109,348
Reinvestment of Dividends	24,012,627	6,400,714
Redeemed	(69,831,829)	(73,482,944)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(3,133,474)	(36,972,882)

Investor Class Shares:
Issued	880,190	1,984,810
Reinvestment of Dividends	7,758,710	2,109,846
Redeemed	(10,104,500)	(6,633,471)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	(1,465,600)	(2,538,815)

A Class Shares:
Issued	N/A	N/A
Reinvestment of Dividends	N/A	N/A
Redeemed	N/A	N/A

Net Increase in Net Assets from A Class Share Transactions	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,599,074)	(39,511,697)

Total Increase (Decrease) in Net Assets	(120,304,379)	62,154,826

Net assets:
Beginning of Year	458,508,921	396,354,095

End of Year	$338,204,542	$458,508,921

Share Transactions:

Institutional Class Shares:
Issued	2,438,721	1,696,302
Reinvestment of Dividends	1,272,529	378,398
Redeemed	(4,074,144)	(4,175,427)

Total Increase (Decrease) in Institutional Class Shares	(362,894)	(2,100,727)

Investor Class Shares:
Issued	48,411	115,405
Reinvestment of Dividends	420,754	127,099
Redeemed	(576,318)	(379,342)

Total Increase (Decrease) in Investor Class Shares	(107,153)	(136,838)

A Class Shares:
Issued	N/A	N/A
Reinvestment of Dividends	N/A	N/A
Redeemed	N/A	N/A

Total Increase in A Class Shares	N/A	N/A

Net Increase (Decrease) in Shares Outstanding	(470,047)	(2,237,565)

Amounts designated as “—” are $0.

“N/A” designates that the Fund does not offer this class.

The accompanying notes are an integral part of the financial statements.

Total Return Bond Fund		Credit Fund		Low Duration Bond Fund		Municipal Bond Fund
Year ended July 31, 2022	Year ended July 31, 2021	Year ended July 31, 2022	Year ended July 31, 2021	Year ended July 31, 2022	Year ended July 31, 2021	Year ended July 31, 2022	Year ended July 31, 2021

$101,723,516	$90,648,287	$7,813,684	$7,068,460	$5,890,696	$6,686,591	$876,554	$1,277,256
(61,048,913)	(71,141,129)	(580,860)	392,425	(1,967,170)	3,913,051	112,898	652,529
(142,001,416)	187,714,310	(18,917,925)	12,589,926	(25,064,673)	(2,641,480)	(2,136,422)	(552,234)

(101,326,813)	207,221,468	(11,685,101)	20,050,811	(21,141,147)	7,958,162	(1,146,970)	1,377,551

(93,368,220)	(92,943,437)	(6,874,062)	(6,879,760)	(8,213,030)	(7,562,093)	(1,193,045)	(3,000,712)
(11,375,372)	(12,055,313)	(690,389)	(347,885)	(431,178)	(467,537)	(157,580)	(285,958)
(310,051)	(129,203)	(42,801)	(28,668)	N/A	N/A	N/A	N/A

(105,053,643)	(105,127,953)	(7,607,252)	(7,256,313)	(8,644,208)	(8,029,630)	(1,350,625)	(3,286,670)

652,329,306	679,270,244	45,092,599	19,378,061	67,975,328	140,675,800	398,216	1,513,167
57,492,586	56,666,242	1,676,647	1,322,182	3,629,847	2,693,507	511,571	1,345,915
(831,756,112)	(918,534,673)	(52,649,156)	(60,161,233)	(122,630,214)	(91,563,625)	(8,955,357)	(17,811,310)

(121,934,220)	(182,598,187)	(5,879,910)	(39,460,990)	(51,025,039)	51,805,682	(8,045,570)	(14,952,228)

47,876,640	48,444,334	21,299,555	1,123,988	2,222,002	12,556,182	300,500	6,199,999
9,922,322	10,600,030	654,197	340,475	421,707	458,845	156,933	284,714
(99,950,717)	(132,066,514)	(10,840,645)	(3,610,306)	(8,286,282)	(10,895,962)	(312,071)	(6,251,678)

(42,151,755)	(73,022,150)	11,113,107	(2,145,843)	(5,642,573)	2,119,065	145,362	233,035

4,268,849	5,233,940	199,112	403,241	N/A	N/A	N/A	N/A
84,110	55,945	39,020	25,318	N/A	N/A	N/A	N/A
(510,005)	(290,986)	(57,956)	(91,954)	N/A	N/A	N/A	N/A

3,842,954	4,998,899	180,176	336,605	N/A	N/A	N/A	N/A

(160,243,021)	(250,621,438)	5,413,373	(41,270,228)	(56,667,612)	53,924,747	(7,900,208)	(14,719,193)

(366,623,477)	(148,527,923)	(13,878,980)	(28,475,730)	(86,452,967)	53,853,279	(10,397,803)	(16,628,312)

3,117,029,322	3,265,557,245	177,159,550	205,635,280	484,245,849	430,392,570	43,386,705	60,015,017

$2,750,405,845	$3,117,029,322	$163,280,570	$177,159,550	$397,792,882	$484,245,849	$32,988,902	$43,386,705

64,727,831	66,179,958	4,600,178	1,954,808	6,676,854	13,406,520	40,142	143,631
5,724,269	5,525,109	174,370	134,196	356,621	256,776	51,490	130,793
(82,723,646)	(89,710,811)	(5,474,140)	(6,108,857)	(12,149,876)	(8,723,315)	(904,837)	(1,718,532)

(12,271,546)	(18,005,744)	(699,592)	(4,019,853)	(5,116,401)	4,939,981	(813,205)	(1,444,108)

4,699,888	4,710,938	2,155,974	112,690	216,281	1,195,247	30,242	583,169
987,750	1,034,267	68,359	34,555	41,460	43,729	15,808	27,664
(9,918,343)	(12,911,032)	(1,127,125)	(367,361)	(815,055)	(1,037,809)	(31,812)	(588,208)

(4,230,705)	(7,165,827)	1,097,208	(220,116)	(557,314)	201,167	14,238	22,625

419,645	508,201	20,687	40,503	N/A	N/A	N/A	N/A
8,382	5,454	4,055	2,561	N/A	N/A	N/A	N/A
(51,056)	(28,168)	(5,953)	(9,394)	N/A	N/A	N/A	N/A

376,971	485,487	18,789	33,670	N/A	N/A	N/A	N/A

(16,125,280)	(24,686,084)	416,405	(4,206,299)	(5,673,715)	5,141,148	(798,967)	(1,421,483)

The accompanying notes are an integral part of the financial statements.

For a Share Outstanding Throughout Each Year

For the Years Ended July 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Dividends from Net Investment Income	Distribution from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Growth Equity Fund
Institutional Class Shares
2022	$20.28	$(0.02)	$(2.56)	$(2.58)	$–	$(2.41)	$(2.41)	$15.29	(14.97)%	287,799	0.63%	0.63%	(0.11)%	7%
2021	15.95	(0.01)	4.96	4.95	(0.01)	(0.61)	(0.62)	20.28	31.83	389,166	0.63	0.63	(0.06)	17
2020	13.82	0.03	3.53	3.56	(0.04)	(1.39)	(1.43)	15.95	27.91	339,542	0.64	0.64	0.20	17
2019	14.49	0.05	1.09	1.14	(0.04)	(1.77)	(1.81)	13.82	10.34	290,773	0.63	0.63	0.34	25
2018	14.82	0.04	3.18	3.22	(0.03)	(3.52)	(3.55)	14.49	25.05	272,509	0.65	0.65	0.26	15
Investor Class Shares
2022	$19.89	$(0.06)	$(2.51)	$(2.57)	$–	$(2.41)	$(2.41)	$14.91	(15.24)%	50,405	0.88%	0.88%	(0.36)%	7%
2021	15.68	(0.05)	4.87	4.82	–	(0.61)	(0.61)	19.89	31.52	69,343	0.88	0.88	(0.31)	17
2020	13.61	(0.01)	3.48	3.47	(0.01)	(1.39)	(1.40)	15.68	27.62	56,812	0.89	0.89	(0.05)	17
2019	14.30	0.01	1.08	1.09	(0.01)	(1.77)	(1.78)	13.61	10.05	47,111	0.88	0.88	0.09	25
2018	14.70	–	3.15	3.15	(0.03)	(3.52)	(3.55)	14.30	24.72	46,266	0.90	0.90	0.01	15
Total Return Bond Fund
Institutional Class Shares
2022	$10.40	$0.35	$(0.69)	$(0.34)	$(0.36)	$–	$(0.36)	$9.70	(3.30)%	2,437,441	0.47%	0.47%	3.46%	73%
2021	10.07	0.30	0.38	0.68	(0.35)	–	(0.35)	10.40	6.85	2,741,353	0.46	0.46	2.93	38
2020	10.42	0.38	(0.32)	0.06	(0.41)	–	(0.41)	10.07	0.60	2,834,690	0.47	0.47	3.74	48
2019	10.28	0.39	0.13	0.52	(0.38)	–	(0.38)	10.42	5.19	3,191,392	0.47	0.48	3.77	40
2018	10.50	0.37	(0.20)	0.17	(0.37)	(0.02)	(0.39)	10.28	1.60	2,349,388	0.48	0.48	3.60	15
Investor Class Shares
2022	$10.40	$0.32	$(0.68)	$(0.36)	$(0.34)	$–	$(0.34)	$9.70	(3.55)%	302,887	0.72%	0.72%	3.20%	73%
2021	10.07	0.27	0.38	0.65	(0.32)	–	(0.32)	10.40	6.59	368,782	0.71	0.71	2.67	38
2020	10.41	0.35	(0.31)	0.04	(0.38)	–	(0.38)	10.07	0.44	429,079	0.72	0.72	3.47	48
2019	10.28	0.36	0.13	0.49	(0.36)	–	(0.36)	10.41	4.83	520,291	0.72	0.73	3.51	40
2018	10.50	0.35	(0.21)	0.14	(0.34)	(0.02)	(0.36)	10.28	1.35	374,298	0.73	0.73	3.35	15
A Class Shares
2022	$10.40	$0.32	$(0.69)	$(0.37)	$(0.34)	$–	$(0.34)	$9.69	(3.63)%	10,078	0.79%	0.79%	3.19%	73%
2021	10.06	0.28	0.39	0.67	(0.33)	–	(0.33)	10.40	6.71	6,894	0.72	0.72	2.69	38
2020	10.41	0.35	(0.32)	0.03	(0.38)	–	(0.38)	10.06	0.34	1,788	0.72	0.72	3.47	48
2019	10.28	0.36	0.11	0.47	(0.34)	–	(0.34)	10.41	4.69	998	0.82	0.83	3.49	40
2018(a)	10.29	0.05	(0.01)	0.04	(0.05)	–	(0.05)	10.28	0.44 **	193	0.88 *	0.88 *	3.05 *	15 **

*	Annualized.
**	Not annualized.
†	Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(a)	Commenced operations on June 1, 2018.
(1)	Per share data calculated using average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Dividends from Net Investment Income	Distribution from Realized Gains		Total Dividends & Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Credit Fund
Institutional Class Shares

2022	$10.12	$0.42	$(1.02)	$(0.60)	$(0.41)	$	–^^	$(0.41)	$9.11	(6.05)%	143,810	0.71%	0.71%	4.36%	29%

2021	9.47	0.37	0.67	1.04	(0.39)		–	(0.39)	10.12	11.12	166,805	0.71	0.71	3.78	21

2020	9.72	0.41	(0.25)	0.16	(0.41)		–	(0.41)	9.47	1.79	194,182	0.71	0.71	4.35	35

2019	9.78	0.40	0.06	0.46	(0.49)		(0.03)	(0.52)	9.72	4.88	199,800	0.70	0.70	4.18	19

2018	9.99	0.56	(0.17)	0.39	(0.47)		(0.13)	(0.60)	9.78	3.96	197,014	0.71	0.71	5.67	33

Investor Class Shares

2022	$10.10	$0.40	$(1.01)	$(0.61)	$(0.39)	$	–^^	$(0.39)	$9.10	(6.19)%	18,380	0.96%	0.96%	4.18%	29%

2021	9.46	0.35	0.65	1.00	(0.36)		–	(0.36)	10.10	10.74	9,333	0.96	0.96	3.52	21

2020	9.71	0.39	(0.25)	0.14	(0.39)		–	(0.39)	9.46	1.53	10,815	0.96	0.96	4.11	35

2019	9.77	0.38	0.05	0.43	(0.46)		(0.03)	(0.49)	9.71	4.62	13,366	0.95	0.95	3.93	19

2018	9.98	0.54	(0.18)	0.36	(0.44)		(0.13)	(0.57)	9.77	3.71	13,779	0.96	0.96	5.41	33

A Class Shares

2022	$10.10	$0.40	$(1.02)	$(0.62)	$(0.39)	$	–^^	$(0.39)	$9.09	(6.30)%	1,090	0.96%	0.96%	4.12%	29%

2021	9.45	0.35	0.66	1.01	(0.36)		–	(0.36)	10.10	10.87	1,022	0.96	0.96	3.51	21

2020	9.71	0.38	(0.25)	0.13	(0.39)		–	(0.39)	9.45	1.44	638	0.96	0.96	4.06	35

2019	9.76	0.37	0.06	0.43	(0.45)		(0.03)	(0.48)	9.71	4.60	390	1.05	1.05	3.83	19

2018(a)	9.80	0.08	(0.04)	0.04	(0.08)		–	(0.08)	9.76	0.36	160	1.11 *	1.11 *	4.68 *	33 **

*	Annualized.
**	Not annualized.
†	Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
^^	Amount is less than $0.005 per share.
(a)	Commenced operations on June 1, 2018.
(1)	Per share data calculated using average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

For a Share Outstanding Throughout Each Period

For the Years Ended July 31,

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Dividends from Net Investment Income	Distribution from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Period	Total Return†		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Low Duration Bond Fund
Institutional Class Shares

2022	$10.47	$0.13	$(0.60)	$(0.47)	$(0.13)	$(0.06)	$(0.19)	$9.81	(4.49)%		375,615	0.43%	0.43%	1.32%	36%

2021	10.47	0.16	0.03	0.19	(0.17)	(0.02)	(0.19)	10.47	1.82		454,723	0.43	0.43	1.50	49

2020	10.28	0.20	0.19	0.39	(0.20)	–	(0.20)	10.47	3.86		402,977	0.44	0.44	1.96	71

2019	10.14	0.22	0.13	0.35	(0.21)	–	(0.21)	10.28	3.52		318,215	0.43	0.43	2.16	23

2018	10.25	0.19	(0.11)	0.08	(0.19)^	–	(0.19)	10.14	0.80		280,519	0.45	0.45	1.83	20

Investor Class Shares

2022	$10.48	$0.11	$(0.61)	$(0.50)	$(0.11)	$(0.06)	$(0.17)	$9.81	(4.83)%		22,178	0.68%	0.68%	1.07%	36%

2021	10.48	0.13	0.03	0.16	(0.14)	(0.02)	(0.16)	10.48	1.56		29,523	0.68	0.68	1.25	49

2020	10.28	0.18	0.20	0.38	(0.18)	–	(0.18)	10.48	3.70		27,415	0.69	0.69	1.72	71

2019	10.14	0.19	0.14	0.33	(0.19)	–	(0.19)	10.28	3.26		25,467	0.68	0.68	1.90	23

2018	10.25	0.16	(0.10)	0.06	(0.17)^	–	(0.17)	10.14	0.54		28,236	0.70	0.70	1.58	20
Municipal Bond Fund
Institutional Class Shares

2022	$10.24	$0.23	$(0.51)	$(0.28)	$(0.21)	$(0.15)	$(0.36)	$9.60	(2.84)%		28,357	0.64%	0.64%	2.35%	8%

2021	10.61	0.26	0.02	0.28	(0.26)	(0.39)	(0.65)	10.24	2.77	††	38,590	0.56	0.59	2.49	0

2020	10.51	0.23	0.14	0.37	(0.27)	–^^	(0.27)	10.61	3.56	††	55,286	0.46	0.56	2.19	19

2019	10.20	0.24	0.31	0.55	(0.24)	–^^	(0.24)	10.51	5.49	††	155,224	0.41	0.51	2.31	9

2018	10.46	0.24	(0.21)	0.03	(0.25)	(0.04)	(0.29)	10.20	0.26	††	167,105	0.43	0.53	2.35	3

Investor Class Shares

2022	$10.25	$0.21	$(0.53)	$(0.32)	$(0.18)	$(0.15)	$(0.33)	$9.60	(3.18)%		4,632	0.89%	0.89%	2.11%	8%

2021	10.61	0.23	0.03	0.26	(0.23)	(0.39)	(0.62)	10.25	2.61	††	4,797	0.81	0.84	2.23	0

2020	10.51	0.21	0.13	0.34	(0.24)	–^^	(0.24)	10.61	3.30	††	4,729	0.73	0.83	1.96	19

2019	10.20	0.21	0.31	0.52	(0.21)	–^^	(0.21)	10.51	5.21	††	6,292	0.66	0.76	2.07	9

2018	10.46	0.22	(0.22)	–	(0.22)	(0.04)	(0.26)	10.20	0.00	††	4,071	0.68	0.78	2.12	3

†	Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
^	Includes a return of capital less than $0.01 per share
^^	Amount is less than $0.005 per share.
(1)	Per share data calculated using average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

1.    Organization:

The Frost Family of Funds (the “Trust”) is an open-end investment management company established under Delaware law as a Delaware statutory trust under a Declaration of Trust dated December 11, 2018. The Frost Family of Funds include the Frost Growth Equity Fund (the “Growth Equity Fund”), Frost Total Return Bond Fund (the “Total Return Bond Fund”), Frost Credit Fund (the “Credit Fund”), Frost Low Duration Bond Fund (the “Low Duration Bond Fund”), and Frost Municipal Bond Fund (the “Municipal Bond Fund”) (each a “Fund” and, collectively, the “Funds”). With the exception of the Growth Equity Fund, each fund is classified as a “diversified” investment company under the 1940 Act. Effective May 17, 2021, the Growth Equity Fund was reclassified from a “diversified” to a “non-diversified” investment company under the 1940 Act. The Growth Equity Fund seeks to achieve long- term capital appreciation. The Total Return Bond Fund, Credit Fund and Low Duration Bond Fund seek to maximize total return, consisting of income and capital appreciation, consistent with the preservation of principal. The Municipal Bond Fund seeks to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return through capital appreciation. The Funds may change their investment objective without shareholder approval. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Certain of the Funds currently offer Institutional Class Shares, Investor Class Shares and A Class Shares.

Each Fund is a successor to a corresponding predecessor mutual fund of the same name that was a series of The Advisors’ Inner Circle Fund II (each, a “Predecessor Fund” and, collectively, the “Predecessor Funds”). Each Predecessor Fund was managed by Frost Investment Advisors, LLC (the “Adviser” or “Frost”) using substantially the same investment objectives, strategies, policies and restrictions as those used by its corresponding Fund. Each Predecessor Fund was reorganized into its corresponding Fund on June 24, 2019, in connection with each Fund’s commencement of operations (each, a “Reorganization”). Each Predecessor Fund is treated as the survivor of the relevant Reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Funds for periods prior to June 24, 2019, is that of the Predecessor Funds.

2.    Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Exchange-traded registered investment companies are valued at the closing price from the primary exchange.

Open-end investment companies held in the Funds’ portfolios are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine its value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended July 31, 2022, there have been no changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more- likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2022, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended July 31, 2022, the Funds did not incur any interest or penalties.

The Funds may also be subject to taxes imposed by governments of countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the Funds may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the Funds’ books. In many cases, however, the Funds may not receive such amounts for an extended period of time, depending on the country of investment. Upon the Fund’s receipt of reclaims, the reclaims are recorded as a reduction to foreign taxes withheld.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Dividend income is recognized on the ex-dividend date, interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset- backed securities are recorded as an adjustment to interest income. Litigation income received during the year is recorded as realized gains by the Fund when such information becomes known. Gains of this type are infrequent to the Fund and are not expected to reoccur on a consistent basis.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. For the year ended July 31, 2022, the Funds did not hold any Repurchase agreements.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. The Fund’s investments in futures contracts are designed to enable the Fund to more closely approximate the performance of its benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract. Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Finally, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

There were no significant futures held by the Funds during the year ended and no futures held as of July 31, 2022.

Expenses — Expenses of the Trust that can be directly attributed to a particular fund are borne by that fund. Expenses which cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by the specific class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Growth Equity Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. The Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, and Municipal Bond Fund each distribute their net investment income monthly, as available, and make distributions of their net realized capital gains, if any, at least annually.

Interfund Lending — The SEC has granted an exemption that permits the Funds to participate in an interfund lending program (the “Interfund Lending Program”) whereby the Funds may lend money to, and borrow money from, each other for temporary or emergency purposes, subject to certain terms and conditions. Participation in the Interfund Lending Program is voluntary for both borrowing and lending Funds. For the year ended July 31, 2022, the Funds did not participate in the Interfund Lending Program.

3. Transactions with Affiliates:

Certain officers and a trustee of the Trust are also employees of the Administrator, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust. A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended July 31, 2022, the Funds were charged as follows for these services: $296,733 in the Growth Equity Fund, $2,164,441 in the Total Return Bond Fund, $131,575 in the Credit Fund, $329,717 in the Low Duration Bond Fund, and $27,551 in the Municipal Bond Fund.

The Funds have adopted a Distribution Plan (the “Plan”) for the Investor Class Shares and A Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of each Fund’s average net assets attributable to the Investor Class Shares and A Class Shares as compensation for distribution services.

The Funds have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Funds’ A Class Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services. For the year ended July 31, 2022, Total Return Bond Fund paid $6,283 for shareholder services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. These credit amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

Brown Brothers Harriman & Co. serves as Custodian for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

The Adviser serves as the investment adviser to the Funds. The Adviser is a wholly owned non-banking subsidiary of Cullen/ Frost Bankers, Inc. (“Frost Bank”). For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Adviser has contractually agreed to reduce its fees and/or reimburse expenses for certain Funds to the extent necessary to keep total annual Fund operating expenses from exceeding certain levels as set forth below until June 24, 2023 (the “Contractual Expense Limitation”) for the Growth Equity Fund, Total Return Bond Fund, Credit Fund and Low Duration Bond Fund. The Adviser is entitled to the same fee for its services to each Predecessor Fund as it is for each Predecessor Fund’s corresponding Fund. In addition, the Adviser agreed to the same Contractual Expense Limitation and Voluntary Expense Limitation, as applicable, for each Predecessor Fund as with its corresponding Fund.

The table below shows the rate of each Fund’s investment advisory fee and the Adviser’s Contractual Expense Limitation for each Fund:

Fund	Advisory Fee Before Contractual Fee Reduction	Institutional Class Shares Contractual Expense Limitation	Investor Class Shares Contractual Expense Limitation*	A Class Shares Contractual Expense Limitation**

Growth Equity Fund†	0.50%	1.25%	1.50%	N/A

Total Return Bond Fund	0.35%	0.95%	1.20%	1.35%

Credit Fund††	0.50%	1.00%	1.25%	1.40%

Low Duration Bond Fund	0.30%	0.95%	1.20%	N/A

Municipal Bond Fund†††	0.25%	N/A	N/A	N/A

†	Prior to September 1, 2017, the investment advisory fee was 0.65%.
††	Prior to September 1, 2017, the investment advisory fee was 0.60%.
†††	Prior to November 28, 2020, the investment advisory fee was 0.35%.

* The Rate includes the distribution amount of 0.25%.

** The Rate includes the distribution amount of 0.25% and the servicing amount of 0.15%.

Prior to November 28, 2020, the Adviser had contractually agreed to waive the advisory fee for the Municipal Bond Fund (which was 0.35% at the time) by 0.01% (the “contractual fee reduction”) and had voluntarily agreed to reduce the advisory fee by an additional 0.09% (the “voluntary fee reduction”).

In addition, the Adviser has voluntarily agreed to reduce its fees and/or reimburse expenses of the Frost Municipal Bond Fund to the extent necessary to keep total annual Fund operating expenses (not including excluded expenses) for Institutional Class Shares and Investor Class Shares from exceeding 1.05% (the “voluntary expense limitation”). The Adviser intends to continue this voluntary expense limitation until further notice, but may discontinue all or part of these fee reductions or expense reimbursements at any time. At July 31, 2022, there were no amounts available for recapture.

If at any point it becomes unnecessary for the Adviser to make Expense Limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned Expense Limitations to recapture all or a portion of its prior Expense Limitation reimbursements made during the preceding three year period up to the expense cap in place at the time the expenses were waived. The Adviser, however, will not be permitted to recapture any amount that is attributable to its Voluntary Fee Reduction. During the year ended July 31, 2022, the Adviser did not recapture previously waived/reimbursed fees for the Funds.

6. Investment Transactions:

The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year ended July 31, 2022, were as follows:

	U.S. Government	Other	Total
Growth Equity Fund
Purchases	$—	$28,454,216	$28,454,216
Sales	—	97,366,139	97,366,139
Total Return Bond Fund
Purchases	1,560,559,980	431,605,876	1,992,165,856
Sales	1,403,043,274	780,382,736	2,183,426,010
Credit Fund
Purchases	—	61,744,599	61,744,599
Sales	—	44,572,578	44,572,578
Low Duration Bond Fund
Purchases	14,952,734	140,514,101	155,466,835
Sales	38,261,914	179,023,469	217,285,383
Municipal Bond Fund
Purchases	—	2,625,575	2,625,575
Sales	—	10,558,364	10,558,364

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to Rule 17a-7 of the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

7. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. The permanent differences primarily consist of reclassification of long term capital gain distribution on REITs (Real Estate Investment Trust), market discount adjustment, amortization adjustment on premium bond sold, gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, net operating loss offset to short term, and distribution reclassification. The permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of July 31, 2022 is primarily related to net operating loss:

	Paid-in Capital	Distributable Earnings (Loss)
Growth Equity Fund	$(321,765)	$321,765

The tax character of dividends and distributions declared during the years ended July 31, 2022, and July 31, 2021, was as follows:

	Tax Exempt	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Growth Equity Fund
2022	$–	$5,186,358	$47,497,070	$–	$52,683,428
2021	–	380,085	14,453,738	–	14,833,823
Total Return Bond Fund
2022	–	105,053,643	–	–	105,053,643
2021	–	105,127,953	–	–	105,127,953
Credit Fund
2022	–	7,577,237	30,015	–	7,607,252
2021	–	7,256,313	–	–	7,256,313
Low Duration Bond Fund
2022	–	5,723,402	2,920,806	–	8,644,208
2021	–	7,412,469	617,161	–	8,029,630
Municipal Bond Fund
2022	762,747	6,053	581,825	–	1,350,625
2021	1,269,060	442,879	1,574,731	–	3,286,670

As of July 31, 2022, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax- Exempt Income	Undistributed Long-Term Capital Gains	Post October Losses	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	Late Year Loss Deferral	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Growth Equity Fund	$–	$–	$28,222,617	$–	$–	$185,369,428	$(265,562)	$4	$213,326,487
Total Return Bond Fund	825,259	–	–	(86,610,076)	(88,506,534)	(101,913,217)	–	15	(276,204,553)
Credit Fund	67,406	–	–	(1,336,086)	–	(14,774,350)	–	(1)	(16,043,031)
Low Duration Bond Fund	57,909	–	–	(2,603,388)	–	(18,361,524)	–	8	(20,906,995)
Municipal Bond Fund	–	115,422	35,387	–	–	130,411	–	(2)	281,218

Post-October capital losses represent capital losses realized on investment transactions from November 1, 2021, through July 31, 2022, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2022, through July 31, 2022, and specified losses realized on investment transactions from November 1, 2021, through July 31, 2022, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

The Fund have capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss	Total
Total Return Bond Fund	$15,146,285	$73,360,249	$88,506,534

During the year ended July 31, 2022, Credit Fund utilized $1,159,602 in capital loss carryforwards to offset capital gains.

The aggregate cost of investments for federal income tax purposes at July 31, 2022, is different from book purposes primarily due to wash sales loss deferrals and the difference due premium amortization on callable securities. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at July 31, 2022, were as follows:

	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Equity Fund	$141,463,678	$187,409,574	$(2,040,146)	$185,369,428
Total Return Bond Fund	2,818,597,473	52,186,684	(154,099,901)	(101,913,217)
Credit Fund	181,841,721	701,209	(15,475,559)	(14,774,350)
Low Duration Bond Fund	414,802,143	727,487	(19,089,011)	(18,361,524)
Municipal Bond Fund	28,948,275	446,141	(315,730)	130,411

8. Risks:

Asset-Backed and Mortgage-Backed Securities Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund): Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. Asset-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

In addition, certain asset-backed securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Collateralized Loan Obligations Risk (Credit Fund, Low Duration Bond Fund, Total Return Bond Fund): Collateralized loan obligations are investment vehicles typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Collateralized loan obligations are subject to the risks of substantial losses due to actual defaults by borrowers of the loans underlying the collateralized loan obligations, which will be greater during periods of economic or financial stress. Collateralized loan obligations may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to collateralized loan obligation securities as a class. The Fund may invest in collateralized loan obligations that hold loans of uncreditworthy borrowers or in subordinate tranches of a collateralized loan obligation, which may absorb losses from underlying borrower defaults before senior tranches.

Investments in such collateralized loan obligations present a greater risk of loss. In addition, collateralized loan obligations are subject to interest rate risk and credit risk.

Credit Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, Municipal Bond Fund): The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency’s own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Equity Risk (Growth Equity Fund): Since they purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of each Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in each Fund.

Foreign Company Risk (Growth Equity Fund, Credit Fund): Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (“SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by a Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Growth Style Risk (Growth Equity Fund): The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

High Yield Bond Risk (Municipal Bond Fund, Credit Fund, Low Duration Bond Fund, Total Return Bond Fund): High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Interest Rate Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, Municipal Bond Fund): As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund’s share price to fall. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage- backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

Issuer Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund): The risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leverage Risk (Credit Fund): The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

LIBOR Replacement Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, Municipal Bond Fund): The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund): The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Management Risk (Each Fund): The risk that the investment techniques and risk analyses applied by the Adviser will not pro- duce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser and the individual portfolio manager in connection with managing each Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Market Risk (Each Fund): The risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Global health events and pandemics, such as COVID-19, have the ability to affect –quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Municipal Issuers Risk (Low Duration Bond Fund, Municipal Bond Fund, Total Return Bond Fund): There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of each Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

Prepayment and Extension Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, Municipal Bond Fund): Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with corporate-backed, mortgage-backed and asset-backed securities. If a security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Fund may not be able to invest the proceeds in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The Fund may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Repurchase Agreement Risk (Credit Bond Fund, Low Duration Bond Fund, Total Return Bond Fund): Under a repurchase agreement, the seller of a security to the Fund agrees to repurchase the security at a mutually agreed-upon time and price. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

Sector Focus Risk (Growth Equity Fund, Credit Fund, Low Duration Bond Fund, Total Return Bond Fund): Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Small- and Mid-Capitalization Company Risk (Growth Equity Fund): The small- and mid-capitalization companies in which these Funds may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

State-Specific Risk (Municipal Bond Fund): The Fund is subject to the risk that the economy of the states in which it invests, and the revenues underlying state municipal bonds, may decline. Investing primarily in a single state means that the Fund is more exposed to negative political or economic factors in that state than a fund that invests more widely.

Structured Note Risk (Credit Fund): The Fund may invest in fixed income linked structured notes. Structured notes are typically privately negotiated transactions between two or more parties. The fees associated with a structured note may lead to increased tracking error. The Fund also bears the risk that the issuer of the structured note will default. The Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

Zero Coupon, Deferred Interest and Pay-In-Kind Bond Risk (Credit Fund): These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest- bearing securities having similar maturities and credit quality.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. Other:

On July 31, 2022, the number of shareholders below held the following percentage of the outstanding shares of the Funds:

	# of Shareholders	% of Outstanding Shares

Growth Equity Fund

Institutional Class Shares	3	64.12%

Investor Class Shares	1	80.60%

Total Return Bond Fund

Institutional Class Shares	3	49.53%

Investor Class Shares	1	18.70%

A Class Shares	2	42.87%

Credit Fund

Institutional Class Shares	2	85.04%

Investor Class Shares	2	68.86%

A Class Shares	1	24.56%

Low Duration Bond Fund

Institutional Class Shares	2	53.01%

Investor Class Shares	1	65.33%

Municipal Bond Fund

Institutional Class Shares	2	56.50%

Investor Class Shares	2	90.12%

These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

10. Recently Adopted Accounting Pronouncements:

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the LIBOR and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of July 31, 2022.

To the Shareholders and the Board of Trustees of Frost Family of Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Frost Family of Funds (the “Trust”) (comprising the Frost Credit Fund, Frost Growth Equity Fund, Frost Low Duration Bond Fund, Frost Municipal Bond Fund, and Frost Total Return Bond Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of July 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Frost Family of Funds at July 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Frost investment companies since 2008.

San Antonio, Texas

September 28, 2022

(This page intentionally left blank)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.”

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years

INTERESTED TRUSTEES[2,3]

Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 2019)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.

Mace McCain (Born: 1958)	Trustee (since 2021)	President, Chief Investment Officer and Manager of Frost Investment Advisors LLC since 2021. Executive Vice President, Statewide Portfolio Management Team Leader of Frost Bank – Financial Services, 2017 to 2021. Managing Director and Regional Portfolio Manager of Frost Investment Advisors LLC, 2009 to 2016.

INDEPENDENT TRUSTEES[3]

Joseph T. Grause, Jr (Born: 1952)	Trustee and Lead Independent Trustee (since 2019)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor, the Adviser and/or their affiliates.

3	Trustees oversee 5 funds in the Frost Family of Funds.

Mr. Nesher is a Trustee who may be deemed to be an “interested” person, as that term is defined in the 1940 Act, of the Trust by virtue of his affiliation with the Distributor and/or its affiliates. Mr. McCain is a Trustee who may be deemed to be an “interested” person, as that term is defined in the 1940 Act, of the Trust by virtue of his affiliation with the Adviser and/or its affiliate. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-71-FROST. The following chart lists Trustees and Officers as of July 31, 2022:

Other Directorships Held in the Past Five Years[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds,
SEI

Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic
Values

Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments-Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments-Unit
Trust

Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

None.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

4  Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years

INDEPENDENT TRUSTEES[3]
Bruce R. Speca (Born: 1956)	Trustee (Since 2019)

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

OFFICERS
Michael Beattie (Born: 1965)	President (since 2019)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2019)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2019)	Fund Accounting Manager, SEI Investments, since 2000.
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

Other Directorships Held in the Past Five Years

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds.

None.
None.
None.
None.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2019)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Frost Family of Funds, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
Matthew M. Maher (Born: 1975)	Vice President and Secretary (since 2019)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President, JPMorgan Chase & Co., from 2012 to 2018.

Other Directorships Held in the Past Five Years

None.
None.
None.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)
Robert Morrow (Born: 1968)	Vice President (since 2019)	Account Manager, SEI Investments, since 2007.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2019)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

Other Directorships Held in the Past Five Years

None.
None.
None.

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a fund’s average net assets; this percentage is known as a fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2022, to July 31, 2022).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 2/1/2022	Ending Account Value 7/31/2022	Annualized Expense Ratios	Expenses Paid During Period*
Growth Equity Fund
Actual Fund Return
Institutional Class	$1,000.00	$870.70	0.63%	$2.92
Investor Class	$1,000.00	$869.40	0.88%	$4.08
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.67	0.63%	$3.16
Investor Class	$1,000.00	$1,020.43	0.88%	$4.41
Total Return Bond Fund
Actual Fund Return
Institutional Class	$1,000.00	$967.10	0.47%	$2.29
Investor Class	$1,000.00	$965.90	0.72%	$3.51
A Class	$1,000.00	$965.00	0.85%	$4.14
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,022.46	0.47%	$2.36
Investor Class	$1,000.00	$1,021.22	0.72%	$3.61
A Class	$1,000.00	$1,020.58	0.85%	$4.26
Credit Fund
Actual Fund Return
Institutional Class	$1,000.00	$940.10	0.71%	$3.42
Investor Class	$1,000.00	$939.80	0.96%	$4.62
A Class	$1,000.00	$938.80	0.96%	$4.61
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.27	0.71%	$3.56
Investor Class	$1,000.00	$1,020.03	0.96%	$4.81
A Class	$1,000.00	$1,020.03	0.96%	$4.81

	Beginning Account Value 2/1/2022	Ending Account Value 7/31/2022	Annualized Expense Ratios	Expenses Paid During Period*
Low Duration Bond Fund
Actual Fund Return
Institutional Class	$1,000.00	$969.50	0.44%	$2.15
Investor Class	$1,000.00	$968.30	0.69%	$3.37
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,022.61	0.44%	$2.21
Investor Class	$1,000.00	$1,021.37	0.69%	$3.46
Municipal Bond Fund
Actual Fund Return
Institutional Class	$1,000.00	$984.00	0.66%	$3.25
Investor Class	$1,000.00	$982.80	0.91%	$4.47
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.52	0.66%	$3.31
Investor Class	$1,000.00	$1,020.28	0.91%	$4.56

*

Unless otherwise indicated, expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 181/365 (to reflect the one-half year period).

Frost Growth Equity Fund

Frost Total Return Bond Fund

Frost Credit Fund

Frost Low Duration Bond Fund

Frost Municipal Bond Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of Frost Family of Funds (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 23, 2022 to decide whether to renew the Agreement for an additional one-year term (the “February Meeting”). The February Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the February Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the February Meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the February Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices..

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the February Meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the February Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also received, and considered, representations from the Adviser about its services and its assessment about the appropriateness of the advisory fees. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the

Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 26, 2022, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021. The Program Administrator’s report included an assessment of how market conditions caused by the COVID-19 pandemic impacted the Funds’ liquidity risk during the period covered by the report. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk during the period covered by the report. The Program Administrator’s report noted that none of the Frost Credit Fund, Frost Low Duration Bond Fund, Frost Municipal Bond Fund and Frost Total Return Bond Fund experienced a shortfall of its respective highly liquid investment minimum during the period covered by the report. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that no material changes have been made to the Program during the period covered by the report.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

For shareholders who do not have a July 31, 2022 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2022 taxable year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended July 31, 2022, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Income Distribution (Tax Basis)	Total Distributions (Tax Basis)
Growth Equity Fund	0%	90%	10%	0%	100%
Total Return Bond Fund	0%	0%	100%	0%	100%
Credit Fund	0%	0%	100%	0%	100%
Low Duration Bond Fund	0%	34%	66%	0%	100%
Municipal Bond Fund	0%	43%	1%	56%	100%

	Dividends Qualifying for Corporate Dividends Rec. Deduction(1)	Qualifying Dividend Income (15% Tax Rate for QDI)(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)
Growth Equity Fund	43%	44%	0%	0%	100%
Total Return Bond Fund	0%	0%	15%	100%	0%
Credit Fund	0%	0%	0%	97%	0%
Low Duration Bond Fund	0%	0%	17%	100%	0%
Municipal Bond Fund(6)	0%	0%	0%	0%	0%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Qualifying Interest Income” and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

(6)

For California income tax purposes, for the fiscal year ended July 31, 2022, Municipal Bond Fund, designated 6.74% of their distributions paid from net investment income as exempt-interest dividends under Section 17145 of the California Revenue and Taxation Code.

Please consult your tax advisor for proper treatment of this information. This notification should be kept with you permanent tax papers.

(This page intentionally left blank)

FROST FAMILY OF FUNDS

Investment Adviser

Frost Investment Advisors, LLC

111 West Houston Street

P.O. Box 2509

San Antonio, Texas 78299-2509

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Administrator

SEI Investments Global Fund Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Independent Registered Public Accounting Firm

Ernst & Young LLP

111 West Houston St., Suite 1901

San Antonio, Texas 78205

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

FIA-AR-001-1500

Item 2.     Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.     Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert is Robert Mulhall, and is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.     Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Frost Family of Funds (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE July 31, 2022			FYE July 31, 2021

		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval

(a)	Audit Fees(1)(2)	$242,000	None	None	$237,800	None	None

(b)	Audit-Related Fees(2)	None	None	None	None	None	None

(c)	Tax Fees	None	None	None	None	None	None

(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	The series of the Trust reorganized, effective as of June 24, 2019, from series of The Advisors’ Inner Circle Fund II into series of the Frost Family of Funds.

2

(e)(1)    The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether these services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)	Percentage of fees billed by E&Y applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	FYE July 31, 2022	FYE July 31, 2021

Audit-Related Fees	None	None

Tax Fees	None	None

All Other Fees	None	None

(f)	Not applicable.

3

(g)         The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended July 31st were $12,500 and $11,250 for 2022 and 2021, respectively.

(h)        During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)        Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction .

(j)        Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.     Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.     Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.     Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.     Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.     Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

4

Items 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.    Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Frost Family of Funds

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: October 7, 2022

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Treasurer, Controller, and CFO
Date: October 7, 2022

6